                                                                    EXHIBIT 10.4


                                LEASE AGREEMENT



                                    between



                    PENINSULA OFFICE PARK ASSOCIATES, L.P.

                                 as "Landlord"



                                      and



                               BLUE MARTINI, LLC

                                  as "Tenant"

                               TABLE OF CONTENTS

SECTION                                                                PAGE
-------                                                                ----
1.   PREMISES.........................................................   3
2.   TERM; POSSESSION.................................................   3
3.   RENT.............................................................   3
4.   SECURITY DEPOSIT.................................................   8
5.   USE AND COMPLIANCE WITH LAWS.....................................   9
6.   TENANT IMPROVEMENTS & ALTERATIONS................................  12
7.   MAINTENANCE AND REPAIRS..........................................  13
8.   TENANT'S TAXES...................................................  14
9.   UTILITIES AND SERVICES...........................................  15
10.  EXCULPATION AND INDEMNIFICATION..................................  16
11.  INSURANCE........................................................  17
12.  DAMAGE OR DESTRUCTION............................................  19
13.  CONDEMNATION.....................................................  20
14.  ASSIGNMENT AND SUBLETTING........................................  21
15.  DEFAULT AND REMEDIES.............................................  24
16.  LATE CHARGE AND INTEREST.........................................  26
17.  WAIVER...........................................................  26
18.  ENTRY, INSPECTION AND CLOSURE....................................  27
19.  SURRENDER AND HOLDING OVER.......................................  27
20.  ENCUMBRANCES.....................................................  28
21.  ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS...................  29
22.  NOTICES..........................................................  29
23.  ATTORNEYS' FEES..................................................  30
24.  QUIET POSSESSION.................................................  30
25.  SECURITY MEASURES................................................  30
26.  FORCE MAJEURE....................................................  31
27.  RULES AND REGULATIONS............................................  31
28.  LANDLORD'S LIABILITY.............................................  31
29.  CONSENTS AND APPROVALS...........................................  31
30.  WAIVER OF RIGHT TO JURY TRIAL....................................  32
31.  BROKERS..........................................................  32
32.  RELOCATION OF PREMISES...........................................  32
33.  ENTIRE AGREEMENT.................................................  33
34.  MISCELLANEOUS....................................................  33
35.  AUTHORITY........................................................  33

                            INDEX OF DEFINED TERMS

Additional Rent.....................................................   7
Alterations.........................................................  13
Award...............................................................  22
Base Operating Costs................................................   4
Base Taxes..........................................................   4
Broker..............................................................  35
Building............................................................   3
Building Rules......................................................  34
Building Systems....................................................  10
Business Days.......................................................  16
Business Hours......................................................  16
Claims..............................................................  17
CommenCement Date...................................................   3
Condemnation........................................................  22
Condemnor...........................................................  22
Controls............................................................  15
Date of Condemnation................................................  22
Encumbrance.........................................................  31
Environmental Losses................................................  11
Environmental Requirements..........................................  11
Event of Default....................................................  26
Expiration Date.....................................................   3
Fees................................................................  32
Handled by Tenant...................................................  11
Handling by Tenant..................................................  11
Hazardous Materials.................................................  10
HVAC................................................................  10
Interest Rate.......................................................  29
Landlord............................................................   3
Mortgagee...........................................................  31
Operating Costs.....................................................   4
Parking Facility....................................................   3
Permitted Hazardous Materials.......................................  11
Premises............................................................   3
Project.............................................................   3
Property............................................................   3
Property Manager....................................................  19
Proposed Transferee.................................................  24
Rent................................................................   9
Rental Tax..........................................................  16
Representatives.....................................................  11
Security Deposit....................................................   9
Service Failure.....................................................  17
Taxes...............................................................   7
Tenant..............................................................   3
Tenant Improvements.................................................  13
Tenant's Share......................................................   7
Tenant' s Taxes.....................................................  16
Term................................................................   3
Trade Fixtures......................................................  14
Transfer............................................................  23
Transferee..........................................................  24
Visitors............................................................  11

                            BASIC LEASE INFORMATION

Lease Date:           For identification purposes only, the date of this
                      Lease is September 1, 1998

Landlord:             PENINSULA OFFICE PARK ASSOCIATES, L.P., a California
                      limited partnership

Tenant:               BLUE MARTINI, LLC

Project:              Peninsula Office Park

Building Address:     2600 Campus Drive San Mateo, California

Rentable Area of      Approximately 59,283 square feet
Building:

Premises:             Floor:         One
                      Suite Number:  175
                      Rentable Area: Approximately 6,819 rentable square feet

Term: 60 full calendar months (plus any partial month at the beginning of the Term)

Commencement Date:    The later of(a) September 15, 1998, or (b) the date
                      Landlord delivers possession of the Premises to Tenant

Expiration Date:      September 30, 2003

Base Rent:            Months 01 - 15:  $3.00 per rentable square foot per month
                      Months 16 - 27:  $3.40 per rentable square foot per month
                      Months 28 - 39:  $3.50 per rentable square foot per month
                      Months 40 - 51:  $3.60 per rentable square foot per month
                      Months 52 - 60:  $3.70 per rentable square foot per month

Base Year:            The calendar year 1998

Tenant's Share:       11.5%

Security Deposit:     $151,381.80 (subject to possible reduction pursuant to the provisions of Section 4 of this Lease)

Landlord's Address    Peninsula Office Park
for Payment of Rent:  File 72882
                      P.O. Box 61000
                      San Francisco, CA 94161-2882

Business Hours:          8:00 a.m. to 6:00 p.m. Monday - Friday (excluding
                         Holidays)

Landlord's Address       PENINSULA OFFICE PARK ASSOCIATES, L.P.
for Notices:             c/o William Wilson & Associates
                         2929 Campus Drive, Suite 145
                         San Mateo, CA 94403
                         Attention: Property Management

                         with a copy to:

                         PENINSULA OFFICE PARK ASSOCIATES, L.P.
                         c/o William Wilson & Associates
                         2929 Campus Drive, Suite 450
                         San Mateo, CA 94403
                         Attn: General Counsel

Tenant's Address         at the Premises
for Notices:

Broker(s):               Wayne Mascia Associates

Guarantor(s):            (none)

Property Manager:        William Wilson & Associates

Additional Provisions:   36.  Parking

Exhibits:
---------
Exhibit A:     The Premises
Exhibit B:     Construction Rider
Exhibit C:     Building Rules
Exhibit D:     Additional Provisions


     The Basic Lease Information set forth above is part of the Lease. In the event of any conflict between any provision in the Basic Lease Information and the Lease, the Lease shall control.

     THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between the Landlord identified in the Basic Lease Information ("Landlord"), and the Tenant identified in the Basic Lease Information ("Tenant"). Landlord and Tenant hereby agree as follows:

1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, the office space identified in the Basic Lease Information as the Premises (the "Premises"), in the Building located at the address specified in the Basic Lease Information (the "Building"). The approximate configuration and location of the Premises is shown on Exhibit A. Landlord and Tenant agree that the rentable area
                     ---------
of the Premises for all purposes under this Lease shall be the Rentable Area specified in the Basic Lease Information. The Building, together with the parking facilities serving the Building (the "Parking Facility"), and the parcel(s) of land on which the Building and the Parking Facility are situated (collectively, the "Property"), is part of the Project identified in the Basic Lease Information (the "Project").

2. TERM; POSSESSION. The term of this Lease (the "Term") shall commence on the Commencement Date as described below and, unless sooner terminated, shall expire on the Expiration Date set forth in the Basic Lease Information (the "Expiration Date"). The "Commencement Date" shall be the later of (a) September 15, 1998, or (b) the date Landlord delivers possession of the Premises to Tenant.

3.   RENT.

     3.1  Base Rent.  Tenant agrees to pay to Landlord the Base Rent set forth
          ---------
in the Basic Lease Information, without prior notice or demand, on the first day of each and every calendar month during the Term, except that Base Rent for the first full calendar month in which Base Rent is payable shall be paid upon Tenant's execution of this Lease and Base Rent for any partial month at the beginning of the Term shall be paid on the Commencement Date. Base Rent for any partial month at the beginning or end of the Term shall be prorated based on the actual number of days in the month.

     If the Basic Lease Information provides for any change in Base Rent by reference to years or months (without specifying particular dates), the change will take effect on the applicable annual or monthly anniversary of the Commencement Date (which won't necessarily be the first day of a calendar month).

     3.2  Additional Rent: Increases in Operating Costs and Taxes.
          -------------------------------------------------------

          (a)  Definitions.
               -----------

               (1) "Base Operating Costs" means Operating Costs for the calendar year specified as the Base Year in the Basic Lease Information (excluding therefrom, however, any Operating Costs of a nature that would not ordinarily be incurred on an annual, recurring basis).

               (2) "Base Taxes" means Taxes for the calendar year specified as the Base Year in the Basic Lease Information.

               (3) "Operating Costs" means all costs of managing, operating, maintaining and repairing the Property, including all costs, expenditures, fees and charges for: (A) operation, maintenance and repair of the Property (including maintenance, repair and replacement of glass, the roof covering or membrane, and landscaping); (B) utilities and services (including telecommunications facilities and equipment, recycling programs and trash removal), and associated supplies and materials; (C) compensation (including employment taxes and fringe benefits) for persons (at or below the level equivalent to senior property manager or senior engineering manager) who perform duties in connection with the operation, management, maintenance and repair of the Building, such compensation to be appropriately allocated for persons who also perform duties unrelated to the Building; (D) property (including coverage for earthquake and flood if carried by Landlord), liability, rental income and other insurance relating to the Property, and expenditures for deductible amounts paid under such insurance with expenditures for deductible amounts paid in connection with losses caused by earthquake amortized over a five year period, including interest on the unamortized balance at the rate paid by Landlord on funds borrowed to finance capital improvements (or, if Landlord finances such improvements out of Landlord's funds without borrowing, the rate that Landlord would have paid to borrow such funds, as reasonably determined by Landlord); (E) licenses, permits and inspections; (F) complying with the requirements of any law, statute, ordinance or governmental rule or regulation or any orders pursuant thereto (collectively "Laws"); (G) amortization of capital improvements required to comply with Laws, or which are intended to reduce Operating Costs or improve the utility, efficiency or capacity of any Building System, with interest on the unamortized balance at the rate paid by Landlord on funds borrowed to finance such capital improvements (or, if Landlord finances such improvements out of Landlord's funds without borrowing, the rate that Landlord would have paid to borrow such funds, as reasonably determined by Landlord), over such useful life as Landlord shall reasonably determine; (H) an office in the Project for the management of the Property, including expenses of furnishing and equipping such office and the rental value of any space occupied for such purposes; (I) property management fees not to exceed customary and commercially reasonable management fees for similar type properties in the general geographic area of the Project; (J) accounting, legal and other professional services incurred in connection with the operation of the Property and the calculation of Operating Costs and Taxes; (K) a reasonable allowance for depreciation on machinery and equipment used to maintain the Property and on other personal property owned by Landlord in the Property (including window coverings and carpeting in common areas); (L) contesting the validity or applicability of any Laws that may affect the Property; (M) the Building's share of any shared or common area maintenance fees and expenses (including costs and expenses of operating, managing, owning and maintaining the Parking Facility and the common areas of the Project and any fitness center or conference center in the Project): and (N) any other cost, expenditure, fee or charge, whether or not hereinbefore described, which in accordance with generally accepted property management practices would be considered an expense of managing, operating, maintaining and repairing the Property. Operating Costs for any calendar year during which average occupancy of the Building is less than one hundred percent (100%) shall be calculated based upon the Operating Costs that would have been incurred if the Building had an average occupancy of one hundred percent (100%) during the entire calendar year.

     Operating Costs shall not include:

     1)   capital improvements (except as otherwise provided above);

     2) costs of special services rendered to individual tenants (including Tenant) for which a special charge is made;

     3) interest and principal payments, points, fees, expenses or other charges on account of any loans or indebtedness incurred in connection with the acquisition, ownership or operation of the Building, or ground lease rental payments (if any);

     4)   costs of improvements for Tenant or other tenants of the Building;

     5) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants, and costs for which Landlord is reimbursed by other tenants of the Building other than through payment of tenants' shares of Operating Costs and Taxes;

     6) leasing commissions, finders' fees, marketing costs, attorneys' fees and other expenses incurred in connection with leasing, renovating, decorating, improving or installing leasehold improvements in tenant space for tenants, occupants and prospective tenants in the Building or enforcing such leases costs, attorney's fees, costs, and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, or legal fees incurred in or the sale or refinancing of the Building or in connection with this Lease;

     7) depreciation or amortization, other than as specifically enumerated in the definition of Operating Costs above;

     8) costs, fines or penalties incurred due to Landlord's violation of any Law;

     9)   reserves for capital items, bad debts or rental losses;

     10) repairs or other work occasioned by fire, windstorm or other casualty or hazed to the extent Landlord receives insurance proceeds;

     11) repairs or rebuilding necessitated by condemnation to the extent Landlord receives proceeds from the applicable condemning authority;

     12) expenses incurred in tenant buildout or renovations or otherwise improving or decorating, painting or redecorating space for tenants or other occupants of space, including permits, license, design, space planning, and inspection costs associated therewith;

     13) Landlord's costs of electricity and other services sold or provided to tenants in the Building and for which Landlord is entitled to be reimbursed, whether or not collected, by such tenants as a separate additional charge or rental over and above the basic rent or escalation payment payable under the Lease with such tenant;

     14) expenses in connection with non-Building standard services or benefits of a type which are not provided to Tenant but which are provided to other tenants or occupants of the Building, or for which Tenant is charged directly but which are provided to another tenant or occupant of the Building without direct charge;

     15) costs incurred due to violation by Landlord or any tenant or other occupant of the terms and conditions of any Lease or other rental arrangement covering space in the Building;

     16) amounts paid to subsidiaries or other affiliates of Landlord (i.e., persons or companies controlled by, under common control with, or which control, Landlord) for services on or to the Land, the Building or the Premises (or any portion thereof), to the extent only that the costs of such services exceed competitive costs of such services were they not so rendered by a subsidiary, or other affiliate of Landlord;

     17)  all items and services for which Tenant pays third parties directly;

     18)  charitable or political contributions;

     19) costs associated with the operation of the business of the partnership or entity which constitutes Landlord, or the operation of any parent, subsidiary or affiliate of Landlord, as the same are distinguished from the costs of operation of the Building, including without limitation partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee, and costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building;

     20) costs of signs in or on the Building (other than the Building directory in the lobby of the Building) identifying other tenants of the Building or their employees, divisions, subsidiaries, subtenants or assignees; and

     21) capital costs of acquisition, of painting, sculpture or other art objects for the Project.

               (4) "Taxes" means: all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Properly; governmental charges, fees or assessments for transit or traffic mitigation (including area-wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Property; personal property taxes assessed on the personal property of Landlord used in the operation of the Properly; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Property or the personal property described above; any increases in the foregoing caused by changes in assessed valuation, tax rate or other factors or circumstances; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above. Taxes shall not include any state and federal personal or corporate income taxes measured by the income of Landlord from all sources (other than taxes on rent at the Property), as well as any franchise, inheritance, or estate, succession, gift tax, or capital levy, or any penalties, or interest for late payment of Taxes. To the extent paid by Tenant or other tenants as "Tenant's Taxes" (as defined in Section 8 - Tenant's Taxes), "Tenant's Taxes" shall be excluded from Taxes.

               (5) "Tenant's Share" means the Rentable Area of the Premises divided by the total Rentable Area of the Building, as set forth in the Basic Lease Information. If the Rentable Area of the Building is changed or the Rentable Area of the Premises is changed by Tenant's leasing of additional space hereunder or for any other reason, Tenant's Share shall be adjusted accordingly.

          (b)  Additional Rent.
               ---------------

               (1) Tenant shall pay Landlord as "Additional Rent" for each calendar year or portion thereof during the Term Tenant's Share of the sum of(x) the amount (if any) by which Operating Costs for such period exceed Base Operating Costs, and (y) the amount (if any) by which Taxes for such period exceed Base Taxes.

               (2) Prior to the end of the Base Year and each calendar year thereafter, Landlord shall notify Tenant of Landlord's estimate of Operating Costs, Taxes and Tenant's Additional Rent for the following calendar year. Commencing on the first day of January of each calendar year and continuing on the first day of every month thereafter in such year, Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated Additional Rent. If Landlord thereafter estimates that Operating Costs or Taxes for such year will vary from Landlord's prior estimate, Landlord may, by notice to Tenant, revise the estimate for such year (and Additional Rent shall thereafter be payable based on the revised estimate).

               (3) As soon as reasonably practicable after the end of the Base Year and each calendar year thereafter, Landlord shall furnish Tenant a statement with respect to such year, showing Operating Costs, Taxes and Additional Rent for the year, and the total payments made by Tenant with respect thereto. Unless Tenant raises any objections to Landlord's statement within ninety (90) days after receipt of the same, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute such statement or any item therein or the computation of Additional Rent based thereon. If Tenant does object to such statement, then Landlord shall provide Tenant with reasonable verification of the figures shown on the statement and the parties shall negotiate in good faith to resolve any disputes. Any objection of Tenant to Landlord's statement and resolution of any dispute shall not postpone the time for payment of any amounts due Tenant or Landlord based on Landlord's statement, nor shall any failure of Landlord to deliver Landlord's statement in a timely manner relieve Tenant of Tenant's obligation to pay any amounts due Landlord based on Landlord's statement.

               (4) If Tenant's Additional Rent as finally determined for any calendar year exceeds the total payments made by Tenant on account thereof, Tenant shall pay Landlord the deficiency within ten (10) days of Tenant's receipt of Landlord's statement. If the total payments made by Tenant on account thereof exceed Tenant's Additional Rent as finally determined for such year, Tenant's excess payment shall be credited toward the rent next due from Tenant under this Lease. For any partial calendar year at the beginning or end of the Term, Additional Rent shall be prorated on the basis of a 365-day year by computing Tenant's Share of the increases in Operating Costs and Taxes for the entire year and then prorating such amount for the number of days during such year included in the Term. Notwithstanding the termination of this Lease, Landlord shall pay to Tenant or Tenant shall pay to Landlord, as the case may be, within ten (10) days after Tenant's receipt of Landlord's final statement for the calendar year in which this Lease terminates, the difference between Tenant's Additional Rent for that year, as finally determined by Landlord, and the total amount previously paid by Tenant on account thereof.

If for any reason Base Taxes or Taxes for any year during the Term are reduced, refunded or otherwise changed, Tenant's Additional Rent shall be adjusted accordingly. If Taxes are temporarily reduced as a result of space in the Building being leased to a tenant that is entitled to an exemption from property taxes or other taxes, then for purposes of determining Additional Rent for each year in which Taxes are reduced by any such exemption, Taxes for such year shall be calculated on the basis of the amount the Taxes for the year would have been in the absence of the exemption. The obligations of Landlord to refund any overpayment of Additional Rent and of Tenant to pay any Additional Rent not previously paid shall survive the expiration of the Term. Notwithstanding anything to the contrary in this Lease, if there is at any time a decrease in Taxes below the amount of the Taxes for the Base Year, then for purposes of calculating Additional Rent for the year in which such decrease occurs and all subsequent periods, Base Taxes shall be reduced to equal the Taxes for the year in which the decrease occurs.

     3.3  Payment of Rent.  All amounts payable or reimbursable by Tenant
          ---------------
under this Lease, including late charges and interest (collectively, "Rent"), shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease. All sums payable to Landlord on demand under the terms of this Lease shall be payable within ten (10) days after notice from Landlord of the amounts due. All rent shall be paid without offset, recoupment or deduction in lawful money of the United States of America to Landlord at Landlord's Address for Payment of Rent as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate.

4. SECURITY DEPOSIT. On execution of this Lease, Tenant shall deposit with Landlord the amount specified in the Basic Lease Information as the Security Deposit, if any (the "Security Deposit"), as security for the performance of Tenant's obligations under this Lease. Landlord may (but shall have no obligation to) use the Security Deposit or any portion thereof to cure any Event of Default under this Lease or to compensate Landlord for any damage Landlord incurs as a result of Tenant's failure to perform any of Tenant's obligations hereunder. In such event Tenant shall pay to Landlord on demand an amount sufficient to replenish the Security Deposit. If Tenant is not in default at the expiration or termination of this Lease, then within thirty (30) days following the expiration or termination of this Lease Landlord shall return to Tenant the Security Deposit or the balance thereof then held by Landlord and not applied as provided above. Landlord may commingle the Security Deposit with Landlord's general and other funds. Landlord shall not be required to pay interest on the Security Deposit to Tenant.

     If, and only if, (x) there has been no Event of Default under the Lease during the eighteen (18) months prior to Reduction Date (as hereinafter defined) and (y) during each of Tenant's four

(4) most recent accounting quarters immediately prior to the Reduction Date Tenant has audited financial statements showing positive net income equal to three (3) times the sum of (A) the Base Rent, and (B) the actual Additional Rent (as such Base Rent and Additional Rent may from time to time change) for each of the same four (4) accounting quarters for which net income is being compared, then when all of the preceding conditions contained in this paragraph have been satisfied (the "Reduction Date"), then the amount of the Security Deposit shall be reduced in twelve month increments, beginning twenty-four months after the Commencement Date, so the amount Security Deposit shall be as follows:

Months (counting from the Commencement Date through               Amount of
applicable monthly anniversary of Commencement Date)            Security Deposit
----------------------------------------------------            ----------------
                    01 - 24                                        $151,381.80
                    25 - 36                                        $113,536.35
                    37 - 48                                        $ 75,690.90
                    49 - 60                                        $ 37,845.45

5.   USE AND COMPLIANCE WITH LAWS.

     5.1  Use.  The Premises shall be used and occupied for general business
          ---
office purposes and for no other use or purpose. Tenant shall comply with all present and future Laws relating to Tenant's use or occupancy of the Premises (and make any repairs, alterations or improvements as required to comply with all such Laws), and shall observe the "Building Rules" (as defined in Section
27 -Rules and Regulations) except that repairs or alterations required to comply with Laws generally applicable to the condition of the Premises for use as office space, and not required or caused by Tenant's particular use or activities or by any Alterations made or proposed by Tenant. shall be made by Landlord (and the cost thereof shall be included in or excluded from Operating Costs as provided in Section 3.2(a)(3) above). Tenant shall not do, bring, keep or sell anything in or about the Premises that is prohibited by, or that will cause a cancellation of or an increase in the existing premium for, any insurance policy covering the Property or any part thereof. Tenant shall not permit the Premises to be occupied or used in any manner that will constitute waste or a nuisance, or disturb the quiet enjoyment of or otherwise annoy other tenants in the Building. Without limiting the foregoing, the Premises shall not be used for educational activities, practice of medicine or any of the healing arts, providing social services, for any governmental use (including embassy or consulate use), or for personnel agency, customer service office, studios for radio, television or other media, travel agency or reservation center operations or uses. Tenant shall not, without the prior consent of Landlord, (i) bring into the Building or the Premises anything that may cause substantial noise, odor or vibration, overload the floors in the Premises or the Building or any of the heating, ventilating and air-conditioning ("HVAC"), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building ("Building Systems"), or jeopardize the structural integrity of the Building or any part thereof; (ii) connect to the utility systems of the Building any apparatus, machinery or other equipment other than typical office equipment; or (iii) connect to any electrical circuit in the Premises any equipment or other load with aggregate electrical power requirements in excess of 80% of the rated capacity of the circuit.

     5.2  Hazardous Materials.
          -------------------

          (a)  Definitions.
               -----------

               (1) "Hazardous Materials" shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C.
(S) 9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. (S)
         -- ---
6901 et seq., or (B) that is toxic, explosive, corrosive, flammable,
     -- ---
radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

               (2) "Environmental Requirements" shall mean all present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

               (3) "Handled By Tenant" and "Handling By Tenant" shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, assignees, sublessees, transferees or representatives (collectively, "Representatives") or its guests, customers, invitees, or visitors (collectively, "Visitors"). at or about the Premises in connection with or involving Hazardous Materials.

               (4) "Environmental Losses" shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Property.

          (b)  Tenant's Covenants.  No Hazardous Materials shall be Handled by
               ------------------
Tenant at or about the Premises or Property without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies ("Permitted Hazardous Materials"), may be used and stored at the Premises without Landlord's prior written consent, provided that Tenant's activities at or about the Premises and Property and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Property all Hazardous Materials Handled by Tenant at the Premises or the Property. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Section by all of Tenant's Representatives and Visitors, and all of Tenant's obligations under this Section (including its indemnification obligations under paragraph (e) below) shall survive the expiration or termination of this Lease.

          (c)  Compliance.  Tenant shall at Tenant's expense promptly take all
               ----------
actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Property, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant's quiet enjoyment of the Property or Landlord's use, operation, leasing and sale of the Property. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Property. If any lien attaches to the Premises or the Property in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant on demand.

          (d)  Landlord's Rights.  Upon reasonable oral or written notice to
               -----------------
Tenant (and without notice in emergencies) Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant's compliance with the provisions of this Section 5.2, and (ii) to perform Tenant's obligations under this Section if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. If Tenant has failed to comply with the provisions of this Section 5.2, then Tenant shall pay to Landlord on demand the costs of Landlord's consultants' fees and all costs incurred by Landlord in performing Tenant's obligations under this Section. Landlord shall use reasonable efforts to minimize any interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

          (e)  Tenant's Indemnification.  Tenant agrees to indemnify, defend,
               ------------------------
protect and hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys', experts' and consultants' fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Property or Tenant's failure to comply in full with all Environmental Requirements with respect to the Premises.

          (f)  Landlord's Responsibilities.  Landlord shall not use any of the
               ---------------------------
Land or Building for any activities involving the use, generation, handling, release, threatened release, treatment, storage, discharge, disposal or transportation of any Hazardous Materials, except in such quantity or concentration that is customarily used, stored or disposed in the ordinary course of the business so long as such activity duly complies with applicable Laws and good business practice. If Landlord violates the foregoing covenant resulting in an Environmental Claim (as hereinafter defined) with respect to the Premises, then Landlord agrees to (a) notify Tenant immediately of any such Environmental Claim and (b) clean up any contamination in to the extent required by applicable Laws, the costs of which shall not be included in Operating Costs, except that to the extent provided elsewhere in this Section 5.2, Tenant shall be responsible for the costs of any Handling by Tenant of Hazardous Materials at or about the Property or Tenant's failure to comply in full with all Environmental Requirements with respect to the Premises. The costs for any Environmental Claim for Hazardous Materials existing on the Project on the date of this Lease shall not be included in Operating Costs or otherwise be the responsibility of Tenant. "Environmental Claim" means any claim, demand, action, cause of action, suit, damage, punitive damage, fine, penalty, expense, liability, criminal liability, judgment, or governmental investigation relating to remediation or compliance with requirements of Laws covering Hazardous Materials. The term "Environmental Claim" also includes any costs incurred in responding to efforts to require remediation and any claim based upon any asserted or actual breach or violation of any requirements of any Laws covering Hazardous Materials.

6.   TENANT IMPROVEMENTS & ALTERATIONS.

     6.1 Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Premises (the "Tenant Improvements"), as provided in the Construction Rider. Except for any Tenant Improvements to be constructed by Tenant as provided in the Construction Rider, Tenant shall not make any alterations, improvements or changes to the Premises, including installation of any security system or telephone or data communication wiring, ("Alterations"), without Landlord's prior written consent. Notwithstanding any other provision contained herein, Tenant shall not be required to obtain Landlord's prior consent for minor, non-structural Alterations that (a) do not affect any. of the Building Systems, (b) are not visible from the exterior of the Premises, and (c) cost less than One Thousand Five Hundred Dollars ($1,500), so long as Tenant gives Landlord notice of the proposed Alterations at least ten (10) days prior to commencing the Alterations and complies with all of the following provisions (except that Tenant shall not be required to obtain Landlord's approval of any plans or specifications therefor). Any such Alterations shall be completed by Tenant at Tenant's sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord; (iii) in compliance with the reasonable construction rules and regulations promulgated by Landlord from time to time;
(iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant's work); and (v) subject to all conditions which Landlord may in Landlord's reasonable discretion impose. Such conditions may include requirements for Tenant to: (i) provide payment or performance bonds or additional insurance (from Tenant or Tenant's contractors, subcontractors or design professionals); (ii) use contractors or subcontractors designated by Landlord; and (iii) remove all or part of the Alterations prior to or upon expiration or termination of the Term, as designated by Landlord at the time Tenant installs the Alterations. If any work outside the Premises, or any work on or adjustment to any of the Building Systems, is required in connection with or as a result of Tenant's work, such work shall be performed at Tenant's expense by contractors designated by Landlord. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by

Tenant is intended solely to protect Landlord, the Property and Landlord's interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord's consent; all Alterations shall upon installation become part of the realty and be the property of Landlord.

     6.2 Before making any Alterations, Tenant shall submit to Landlord for Landlord's prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor's license. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

     6.3 Tenant shall keep the Premises and the Property free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Property, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Interest Rate (as defined in Section
16.2 -Interest). Tenant shall give Landlord at least ten (10) days' notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

     6.4 Subject to the provisions of Section 5 - Use and Compliance with Laws and the foregoing provisions of this Section, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures ("Trade Fixtures") in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

7.   MAINTENANCE AND REPAIRS.

     7.1 By taking possession of the Premises Tenant agrees that the Premises are then in a good and tenantable condition. During the Term, Tenant at Tenant's expense but under the direction of Landlord, shall repair and maintain the Premises, including the interior walls, floor coverings, ceiling (ceiling tile's and grid), Tenant Improvements, Alterations, fire extinguishers, outlets and fixtures, and any appliances (including dishwashers, hot water heaters and garbage disposers) in the Premises, in a first class condition, and keep the Premises in a clean, safe and orderly condition.

     7.2 Landlord shall maintain or cause to be maintained in reasonably good order, condition and repair, the structural portions of the roof, foundations, floors and exterior walls of the Building, the Building Systems, and the public and common areas of the Property, such as elevators, stairs, corridors and restrooms; provided, however, that Tenant shall pay the cost of repairs for any damage occasioned by Tenant's use of the Premises or the Property or any act or omission of Tenant or Tenant's Representatives or Visitors, to the extent (if any) not covered by Landlord's property insurance. Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair. As a material part of the consideration for this Lease, Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Sections 1932(l ), 1941 and 1942, that allows a tenant to make repairs at its landlord's expense.


     7.3 Landlord hereby reserves the right, at any time and from time to time, without liability to Tenant, and without constituting an eviction, constructive or otherwise, or entitling Tenant to any abatement of rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant's obligations under this
Lease:

          (a) To make alterations, additions, repairs, improvements to or in or to decrease the size of area of, all or any part of the Building, the fixtures and equipment therein, and the Building Systems (except that Landlord shall not have any right under this provision to materially reduce the size of the Premises, or to permanently, materially and adversely affect Tenant's access to and use of the Premises, except only as may be required to comply with Laws or as a result of any fire or other casualty or Condemnation);

          (b)  To change the Building's name or street address;

          (c) To install and maintain any and all signs on the exterior and interior of the Building;

          (d) To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas (including the Parking Facility) and other tenancies and premises in the Property and to create additional rentable areas through use or enclosure of common areas; and

          (e) If any governmental authority promulgates or revises any Law or imposes mandatory or voluntary controls or guidelines on Landlord or the Property relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Property (collectively "Controls"), to comply with such Controls, whether mandatory, or voluntary, or make any alterations to the Property related thereto.

          (f) In exercising its rights under this Section 7.3, Landlord agrees to use reasonable efforts to minimize any interruption to or disruption of Tenant's use of the Premises.

8. TENANT'S TAXES. "Tenant's Taxes" shall mean (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant's personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Property, (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord's receipt of any rent payable by Tenant pursuant to the terms of this Lease ("Rental Tax"), and (c) any increase in Taxes attributable to inclusion of a value placed on Tenant's personal property, Trade Fixtures or Alterations. Tenant shall pay any Rental Tax to Landlord in addition to and at the same time as Base Rent is payable under this Lease, and shall pay all other Tenant's Taxes before delinquency (and, at Landlord's request, shall furnish Landlord satisfactory evidence thereof). If Landlord pays Tenant's Taxes or any portion thereof, Tenant shall reimburse Landlord upon demand for the amount of such payment, together with interest at the Interest Rate from the date of Landlord's payment to the date of Tenant's reimbursement.

9.   UTILITIES AND SERVICES.

     9.1  Description of Services.  Landlord shall furnish to the Premises:
          -----------------------
reasonable amounts of heat, ventilation and air-conditioning during the Business Hours specified in the Basic Lease Information ("Business Hours") on weekdays except public holidays ("Business Days"); reasonable amounts of electricity; and janitorial services five days a week (except public holidays). Landlord shall also provide the Building with .normal fluorescent tube replacement, window washing, elevator service, and common area toilet room supplies. Any additional utilities or services that Landlord may agree to provide (including lamp or tube replacement for other than Building Standard lighting fixtures) shall be at Tenant's sole expense.

     9.2  Payment for Additional Utilities and Services.
          ---------------------------------------------

          (a) Upon request by Tenant in accordance with the procedures established by Landlord from time to time for furnishing HVAC service at times other than Business Hours on Business Days, Landlord shall furnish such service to Tenant and Tenant shall pay for such services on an hourly basis at the then prevailing rate established for the Building by Landlord. As of the date of this Lease, the prevailing rate for furnishing HVAC Service at times other than Business Hours on Business Days is $30.00 per hour per floor which may be changed from time to time in Landlord's sole discretion.

          (b) If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is materially affected as a result of (i) any lights, machines or equipment used by Tenant in the Premises, or (ii) the occupancy of the Premises by more than one person per 150 square feet of rentable area, then Landlord shall have the right to install any machinery or equipment reasonably necessary to restore the temperature, including modifications to the standard air-conditioning equipment. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant to Landlord upon demand.

          (c) If Tenant's usage of electricity, water or any other utility service exceeds the use of such utility Landlord reasonably determines to be typical, normal and customary for the Building, Landlord may determine the amount of such excess use by any reasonable means (including the installation at Landlord's request but at Tenant's expense of a separate meter or other measuring device) and charge Tenant for the cost of such excess usage. In addition, Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any unusual Tenant Improvements or Alterations, the carelessness of Tenant or the nature of Tenant's business (including hours of operation).

     9.3  Interruption of Services.  In the event of an interruption in or
          ------------------------
failure or inability to provide any services or utilities to the Premises or Building for any reason (a "Service Failure"), such Service Failure shall not, regardless of its duration, impose upon Landlord any liability whatsoever, constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease. Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Section 1932(1), permitting the termination of this Lease due to such interruption, failure or inability.

10.  EXCULPATION AND INDEMNIFICATION.

     10.1 Landlord's Indemnification of Tenant.  Landlord shall indemnify,
          ------------------------------------
protect, defend and hold Tenant harmless from and against any claims, actions, liabilities, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same ("Claims") asserted by any third party against Tenant for loss, injury or damage, to the extent such loss, injury or damage is caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives.

     10.2 Tenant's Indemnification of Landlord.  Tenant shall indemnify,
          ------------------------------------
protect, defend and hold Landlord and Landlord's authorized representatives harmless from and against Claims arising from (a) the acts or omissions of Tenant or Tenant's Representatives or Visitors in or about the Property, or (b) any construction or other work undertaken by Tenant on the Premises (including any design defects), or (c) any breach or default under this Lease by Tenant, or
(d) any loss, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term, excepting only Claims described in this clause (d) to the extent they are caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives.

     10.3 Damage to Tenant and Tenant's Property.  Landlord shall not be liable
          --------------------------------------
to Tenant for any loss, injury or other damage to Tenant or to Tenant's property in or about the Premises or the Property from any cause (including defects in the Property or in any equipment in the Property; fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Property; or acts of other tenants in the Property). Tenant hereby waives all claims against Landlord for any such loss, injury or damage and the cost and expense of defending against claims relating thereto, including any loss, injury or damage caused by Landlord's negligence (active or passive) or willful misconduct. Notwithstanding any other provision of this Lease to the contrary, in no event shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

     10.4 Survival.  The obligations of the parties under this Section 10 shall
          --------
survive the expiration or termination of this Lease.

11.  INSURANCE.

     11.1 Tenant's Insurance.
          ------------------

          (a)  Liability Insurance.  Tenant shall maintain in full force
               -------------------
throughout the Term, commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than Two Million Dollars ($2,000,000.00) each occurrence for bodily injury and property damage combined, Two Million Dollars ($2,000,000.00) annual general aggregate, and Two Million Dollars ($2,000,000.00) products and completed operations annual aggregate. Tenant's liability insurance policy or policies shall: (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage coverage including completed operations, blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover liabilities arising out of or incurred in connection with Tenant's use or occupancy of the Premises or the Property; (v) extend coverage to cover liability for the actions of Tenant's Representatives and Visitors; and (vi) designate separate limits for the Property. Each policy of liability insurance required by this Section shall: (i) contain a cross liability endorsement or separation of insureds clause; (ii) provide that any waiver of subrogation rights or release prior to a loss does not void coverage;
(iii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; (iv) provide that any failure to comply with the reporting provisions shall not affect coverage provided to Landlord, its partners, property managers and Mortgagees; and (v) name Landlord, its partners, the Property Manager identified in the Basic Lease Information (the "Property Manager"), and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided at least the same extent of coverage as is provided to Tenant under such policies. All endorsements effecting such additional insured status shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 promulgated by the Insurance Services Office.


          (b)  Property Insurance.  Tenant shall at all times maintain in effect
               ------------------
with respect to any Alterations and Tenant's Trade Fixtures and personal property, commercial property insurance providing coverage, on an "all risk" or "special form" basis, in an amount equal to at least 90% of the full replacement cost of the covered property. Tenant may carry such insurance under a blanket policy, provided that such policy provides coverage equivalent to a separate policy. During the Term, the proceeds from any such policies of insurance shall be used for the repair or replacement of the Alterations, Trade Fixtures and personal property so insured. Landlord shall be provided coverage under such insurance to the extent of its insurable interest and, if requested by Landlord, both Landlord and Tenant shall sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss under such insurance. Landlord ,,viii have no obligation to carry insurance on any Alterations or on Tenant's Trade Fixtures or personal property.

          (c)  Requirements For All Policies.  Each policy of insurance required
               -----------------------------
under this Section 11.1 shall: (i) be in a form, and written by an insurer, reasonably acceptable to

Landlord, (ii) be maintained at Tenant's sole cost and expense, and (iii) require at least thirty (30) days' written notice to Landlord prior to any cancellation, nonrenewal or modification of insurance coverage. Insurance companies issuing such policies shall have rating classifications of "A" or better and financial size category, ratings of "VII" or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be admitted carriers licensed to do business in the state where the Property is located. Any deductible amount under such insurance shall not exceed $5,000. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Section, including any endorsement effecting the additional insured status, is in full force and effect and that premiums therefor have been paid.

          (d)  Updating Coverage.  Tenant shall increase the amounts of
               -----------------
insurance as required by any Mortgagee, and, not more frequently than once every three (3) years, as recommended by Landlord's insurance broker, if, in the opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease.

          (e)  Certificates of Insurance.  Prior to occupancy of the Premises by
               -------------------------
Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Section is in force, accompanied by an endorsement showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall at Landlord's request provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease or its Exhibits.

     11.2 Landlord's Insurance. During the Term, to the extent such coverages
          --------------------
are available at a commercially reasonable cost, Landlord shall maintain in effect insurance on the Building with responsible insurers, on an "all risk" or "special form" basis, insuring the Building and the Tenant Improvements in an amount equal to at least 90% of the replacement cost thereof, excluding land, foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

     11.3 Mutual Waiver of Right of Recovery & Waiver of Subrogation.  Landlord
          ----------------------------------------------------------
and Tenant each hereby waive any right of recovery against each other and the partners, managers, members, shareholders, officers, directors and authorized representatives of each other for any loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises or the Property or any operation therein, regardless of cause, including negligence (active or passive) of the party benefiting from the waiver. If any such policy of insurance relating to this Lease or to the Premises or the Property does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

12.  DAMAGE OR DESTRUCTION.

     12.1 Landlord's Duty to Repair.
          -------------------------

          (a) If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 12.2 - Landlord's Right to Terminate and 12.3 - Tenant's Right to Terminate. Landlord shall, at its expense, use reasonable efforts to repair and restore the Premises and/or the Property, as the case may be, to substantially their former condition to the extent permitted by then applicable Laws; provided, however, that in no event shall Landlord have any obligation for repair or restoration beyond the extent of insurance proceeds received by Landlord for such repair or restoration, or for any of Tenant's personal property, Trade Fixtures or Alterations.

          (b) If Landlord is required or elects to repair damage to the Premises and/or the Property, this Lease shall continue in effect, but Tenant's Base Rent and Additional Rent shall be abated with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair from the date of the casualty until substantial completion of Landlord's repair of the affected portion of the Premises as required under this Lease. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Property necessitated by such casualty.

     12.2 Landlord's Right to Terminate.  Landlord may elect to terminate this
          -----------------------------
Lease following damage by fire or Other casualty under the following circumstances:

          (a) If, in the reasonable judgment of Landlord, the Premises and the Property cannot be substantially repaired and restored under applicable Laws within one (1) year from the date of the casualty;

          (b) If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, at Landlord's sole option) to make the required repairs;

          (c) If the Building is damaged or destroyed to the extent that, in the reasonable judgment of Landlord, the cost to repair and restore the Building would exceed twenty-five percent (25%) of the full replacement cost of the Building, whether or not the Premises are at all damaged or destroyed; or (d) If the fire or other casualty occurs during the last year of the Term.

If any of the circumstances described in subparagraphs (a), (b), (c) or (d) of this Section 12.2 occur or arise, Landlord shall give Tenant notice within one hundred and twenty (120) days after the date of the casualty, specifying whether Landlord elects to terminate this Lease as provided above and, if not. Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease.

     12.3 Tenant's Right to Terminate.  If all or a substantial part of the
          ---------------------------
Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty, and Landlord does not elect to terminate as provided above, then Tenant may elect to terminate this Lease if Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease is greater than one ( 1 ) year following the fire or other casualty, in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty (30) days after Landlord's notice to Tenant pursuant to Section 12.2 - Landlord's Right to Terminate.

     12.4 Waiver.  Landlord and Tenant each hereby waive the provisions of
          ------
California Civil Code Sections 1932(2), 1933(4) and any other applicable existing or future Law permitting the termination of a lease agreement in the event of damage or destruction under any circumstances other than as provided in Sections 12.2 - Landlord's Right to Terminate and 12.3 - Tenant's Right to Terminate.

13.  CONDEMNATION.

     13.1 Definitions.
          -----------

          (a) "Award" shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation.

          (b) "Condemnation" shall mean (i) a permanent taking (or a temporary taking for a period extending beyond the end of the Term) pursuant to the exercise of the power of condemnation or eminent domain by any public or quasi-public authority, private corporation or individual having such power ("Condemnor"), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any such authority, either under threat of condemnation or while legal proceedings for condemnation are pending.

          (c) "Date of Condemnation" shall mean the earlier of the date that title to the property taken is vested in the Condemnor or the date the Condemnor has the right to possession of the property being condemned.

     13.2 Effect on Lease.
          ---------------

          (a) If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Date of Condemnation. If a portion but not all of the Premises is taken by Condemnation. this Lease shall remain in effect; provided, however, that if the portion of the Premises remaining after the Condemnation will be unsuitable for Tenant's continued use, then upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation.

          (b) If twenty-five percent (25%) or more of the Project or of the parcel(s) of land on which the Building is situated or of the Parking Facility or of the floor area in the Building is taken by Condemnation, or if as a result of any Condemnation the Building is no longer reasonably suitable for use as an office building, whether or not any portion of the Premises is taken, Landlord may elect to terminate this Lease, effective as of the Date of Condemnation, by notice to Tenant within thirty (30) days after the Date of Condemnation.

          (c) If all or a portion of the Premises is temporarily taken by a Condemnor for a period not extending beyond the end of the Term, this Lease shall remain in full force and effect.

     13.3 Restoration.  If this Lease is not terminated as provided in Section
          -----------
13.2- Effect on Lease, Landlord, at its expense, shall diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by then applicable Laws) and/or repair and restore the Building to an architecturally complete office building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and not required to be paid to any Mortgagee (as defined in Section 20.2 below), in no event shall Landlord have any obligation to repair or replace any improvements in the Premises beyond the amount of any Award received by Landlord for such repair or to repair or replace any of Tenant's personal property, Trade Fixtures, or Alterations.

     13.4 Abatement and Reduction of Rent.  If any portion of the Premises is
          -------------------------------
taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Premises.

     13.5 Awards.  Any Award made shall be paid to Landlord, and Tenant hereby
          ------
assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired Term; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary taking of the Premises or a portion thereof by a Condemnor where this Lease is not terminated (to the extent such Award relates to the unexpired Term), or an Award or portion thereof separately designated for relocation expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, Trade Fixtures or Alterations.

     13.6 Waiver.  Landlord and Tenant each hereby waive the provisions of
          ------
California Code of Civil Procedure Section t 265.130 and any other applicable existing or future Law allowing either party to petition for a termination of this Lease upon a partial taking of the Premises and/or the Property.

14.  ASSIGNMENT AND SUBLETTING.

     14.1 Landlord's Consent Required.  Tenant shall not assign this Lease or
          ---------------------------
any interest therein, or sublet or license or permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant's interest under this Lease (each and all a "Transfer"), without the prior written consent of Landlord, which consent (subject to the other provisions of this Section 14) shall not be unreasonably withheld. If Tenant is a business entity, any direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction) shall be deemed a Transfer. Notwithstanding any provision in this Lease to the contrary, Tenant shall not mortgage, pledge, hypothecate or otherwise encumber this Lease or all or any part of Tenant's interest under this Lease.

     14.2 Reasonable Consent.
          ------------------

          (a) Prior to any proposed Transfer, Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed assignee, subtenant, user or other transferee (each a "Proposed Transferee"); (ii) the nature of the business proposed to be carried on in the Premises; (iii) a current balance sheet, income statements for the last two years and such other reasonable financial and other information concerning the Proposed Transferee as Landlord may request; and (iv) a copy of the proposed assignment, sublease or other agreement governing the proposed Transfer. Within ten (10) Business Days after Landlord receives all such information it shall notify Tenant whether it approves or disapproves such Transfer or if it elects to proceed under Section
14.7 - Landlord's Right to Space.

          (b) Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold consent where (i) the Proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Proposed Transferee's business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the Proposed Transferee at the Premises, (iii) the Proposed Transferee is a governmental agency or unit or an existing tenant in the Project, unless, in the case of an existing tenant, Landlord does not have contiguous space in the Project available to lease to the existing tenant containing the same or more square feet than the existing tenant identifies in writing that the existing tenant requires, (iv) the proposed Transfer would violate any "exclusive" rights of any tenants in the Project, (v) Landlord or Landlord's agent has shown space in the Building to the Proposed Transferee or responded to any inquiries from the Proposed Transferee or the Proposed Transferee's agent concerning availability of space in the Building, at any time within the preceding nine months, or (vi) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Property. In no event may Tenant publicly advertise all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for a direct lease (non-sublease) of comparable space in the Project

     14.3 Excess Consideration.  If Landlord consents to the Transfer, Landlord
          --------------------
shall be entitled to receive as Additional Rent hereunder, fifty percent (50%) of all "Sublease Profits" (as defined below). "Sublease Profits" shall mean any consideration paid by the Transferee for the assignment or sublease and, in the case of a sublease, the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Additional Rent payable hereunder applicable to the subleased space, less any and all direct, out-of-pocket expenses and cash concessions, including costs for necessary Alterations and brokerage commission, paid by Tenant to procure the assignee or subtenant. Tenant shall pay to Landlord as additional rent, within ten (10) days after receipt by Tenant, any such excess consideration paid by any transferee (the "Transferee") for the Transfer provided any capital expenditures and brokerage commissions in connection with any sublease shall be amortized over the term of the sublease.

     14.4 No Release Of Tenant.  No consent by Landlord to any Transfer shall
          --------------------
relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The consent by Landlord to any Transfer shall not relieve Tenant or any such Transferee from the obligation to obtain Landlord's express prior written consent to any subsequent Transfer by Tenant or any Transferee. The acceptance of rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

     14.5 Expenses and Attorneys' Fees.  Tenant shall pay to Landlord on demand
          ----------------------------
all costs and expenses (including reasonable attorneys' fees not to exceed One Thousand Five Hundred Dollars [$1,500.00] per request for Landlord's consent to a Transfer) incurred by Landlord in connection with reviewing or consenting to any proposed Transfer (including any request for consent to, or any waiver of Landlord's rights in connection with, any security interest in any of Tenant's property at the Premises).

     14.6 Effectiveness of Transfer.  Prior to the date on which any permitted
          -------------------------
Transfer (whether or not requiring Landlord's consent) becomes effective, Tenant shall deliver to Landlord a counterpart of the fully executed Transfer document and Landlord's standard form of Consent to Assignment or Consent to Sublease executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such instrument shall not release or discharge the Transferee from liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

     14.7 Landlord's Right to Space.  Notwithstanding any of the above
          -------------------------
provisions of this Section to the contrary, if Tenant notifies Landlord that it desires to enter into a Transfer, Landlord, in lieu of consenting to such Transfer, may elect (x) in the case of an assignment or a sublease of the entire Premises, to terminate this Lease, or (y) in the case of a sublease of less than the entire Premises, to terminate this Lease as it relates to the space proposed to be subleased by Tenant. In such event, this Lease will terminate (or the space proposed to be subleased will be removed from the Premises subject to this Lease and the Base Rent and Tenant's Share under this Lease shall be proportionately reduced) on the earlier of sixty (60) days after the date of Landlord's notice to Tenant making the election set forth in this Section 14.7 or the date the Transfer was proposed to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant.

     14.8 Assignment of Sublease Rents.  Tenant hereby absolutely and
          ----------------------------
irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord, as assignee or as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant's obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any breach or default by Tenant a revocable license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default).

     14.9 Transfer to Affiliate.  Notwithstanding any provision contained in
          ---------------------
the Section 14 to the contrary, Tenant shall have the right, without the consent of Landlord, upon ten (10) days prior written notice to Landlord, to transfer Tenant's interest in this Lease to either (i) a successor corporation related to Tenant by merger, consolidation, or non-bankruptcy reorganization, (ii) a purchaser of at least ninety percent (90%) of Tenant's assets as an ongoing concern, or (iii) an "Affiliate" of Tenant, and the provisions of Sections 14.2,
14.3 and 14.7 shall not apply with respect to the transfer to the Affiliate, but any transfer pursuant to the provisions of this Section 14.9 shall be subject to all other terms and conditions of this Lease, including the provisions of this
Section 14.9. Tenant shall remain liable under this Lease after any such transfer. For the purposes of this Article 14, the term "Affiliate" of Tenant shall mean and refer to any entity controlling, controlled by or under common control with Tenant or Tenant's parent, as the case may be. "Control" as used herein shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such controlled entity; and the ownership, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty percent (50%) of the voting interest in any entity. Notwithstanding Tenant's right to Transfer to an Affiliate pursuant to the provisions of this Section 14.9, Tenant may not, through use of its rights under this Article 14 in two or more transactions (whether separate transactions or steps or phases of a single transaction), at one time or over time, whether by first assigning this Lease to a subsidiary and then merging the subsidiary into another entity or selling the stock of the subsidiary or by other means, assign or sublease the Premises, or transfer control of Tenant, to any person or entity which is not a subsidiary, affiliate or controlling corporation of the original Tenant, as then constituted, existing prior to the commencement of such transactions, without first obtaining Landlord's prior written consent pursuant to the provisions of Section 14.2. For purposes of this Lease, a sale of Tenant's capital stock through any public exchange shall not be deemed an assignment, subletting or other transfer of this Lease or the Premises requiring Landlord's consent.

15.  DEFAULT AND REMEDIES.

     15.1 Events of Default.  The occurrence of any of the following shall
          -----------------
constitute an "Event of Default" by Tenant:

          (a) Tenant fails to make any payment of rent when due, or any amount required to replenish the security deposit as provided in Section 4 above, if payment in full is not received by Landlord within three (3) days after written notice that it is due.

          (b)  Tenant abandons the Premises.

          (c) Tenant fails timely to deliver any subordination document, estoppel certificate or financial statement requested by Landlord within the applicable time period specified in Sections 20 - Encumbrances - and 21 - Estoppel Certificates and Financial Statements - below.

          (d) Tenant violates the restrictions on Transfer set forth in Section 14 - Assignment and Subletting.

          (e) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

          (f) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

          (g) Tenant fails to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and does not fully cure such failure within fifteen (15) days after notice to Tenant or, if such failure cannot be cured within such fifteen (15)-day period. Tenant tails within such fifteen (15)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice.

     15.2 Remedies.  Upon the occurrence of an Event of Default, Landlord shall
          --------
have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

          (a) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant's account, storage of Tenant's personal property and Trade Fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Tenant' s surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 and any other applicable existing or future Law providing for recovery of damages for such breach, including the worth at the time of award of the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Term after the date of the award of damages, including Additional Rent as reasonably estimated by Landlord, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%).

          (b)  Landlord shall have the remedy described in California Civil Code
Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

          (c) Landlord may cure the Event of Default at Tenant's expense. I f Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

          (d) Landlord may remove all Tenant's property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

16.  LATE CHARGE AND INTEREST.

     16.1 Late Charge.  If any payment of rent is not received by Landlord when
          -----------
due, Tenant shall pay to Landlord on demand as a late charge an additional amount equal to four percent (4%) of the overdue payment. A late charge shall not be imposed more than once on any particular installment not paid when due, but imposition of a late charge on any payment not made when due does not eliminate or supersede late charges imposed on other (prior) payments not made when due or preclude imposition of a late charge on other installments or payments not made when due.

     16.2 Interest.  In addition to the late charges referred to above, which
          --------
are intended to defray Landlord's costs resulting from late payments, any payment from Tenant to Landlord not paid when due shall at Landlord's option bear interest from the date due until paid to Landlord by Tenant at the rate of fifteen percent (15%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the "INTEREST RATE"). Acceptance of any late charge and/or interest shall not constitute a waiver of Tenant's default with respect to the overdue sum or prevent Landlord from exercising any of its other tights and remedies under this Lease.

17. WAIVER. NO provisions of this Lease shall be deemed waived by Landlord unless such waiver is in a writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord Upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of rent due under this Lease Shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or payment or in any letter or document accompanying any check or payment shall be deemed an accord and satisfaction. Landlord' s consent to or approval of any act by Tenant requiting Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

18. ENTRY, INSPECTION AND CLOSURE. Upon reasonable oral or written notice to Tenant (and without notice in emergencies), Landlord and its authorized representatives may enter the Premises at all reasonable times to: (a) determine whether the premises are in good condition, (b) determine whether Tenant is complying with its obligations under this Lease, (c) perform any maintenance or repair of the Premises or the Building that Landlord has the right or obligation to perform, (d) install or repair improvements for other tenants where access to the Premises is required for such installation or repair, (e) serve, post or keep posted any notices required or allowed under the provisions of this Lease,
(f) show the Premises to prospective brokers, agents, buyers, transferees, Mortgagees or tenants, or (g) do any other act or thing necessary for the safety or preservation of the Premises or the Building. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities in the Building without liability to Tenant by reason of such closure. Landlord shall conduct its activities under this Section in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. In no event shall Tenant be entitled to an abatement of rent on account of any entry by Landlord, and Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises in accordance with this Section. No action by Landlord pursuant to this paragraph shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this LEASE.

19.  SURRENDER AND HOLDING OVER.

     19.1 Surrender.  Upon the expiration or termination of this Lease, Tenant
          ---------
shall surrender the Premises and all Tenant Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove all telephone and other cabling installed in the Building by Tenant and remove from the Premises all Tenant's personal property and any Trade Fixtures and all Alterations that Landlord has elected to require Tenant to remove as provided in Section 6.1 - Tenant Improvements & Alterations, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within ten (10) days after notice from Landlord (in which event title to all such property described in Landlord's notice shall be transferred to and vest in Landlord). Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

     19.2 Holding Over.  If Tenant (directly or through any Transferee or other
          ------------
successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. No act or omission by Landlord, other than its specific written consent, shall constitute permission for Tenant to continue in possession of the Premises, and if such consent is given or declared to have been given by a court judgment, Landlord may terminate Tenant's holdover tenancy at any time upon seven (7) days written notice. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the monthly Base Rent during Tenant's holding over shall be twice the Base Rent payable in the last full month prior to the termination hereof. Acceptance by Landlord of rent after such termination shall not constitute a renewal or extension of this Lease; and nothing contained in this provision shall be deemed to waive Landlord's right of re-entry or any other right hereunder or at law. Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

20.  ENCUMBRANCES.

     20.1 Subordination.  This Lease is expressly made subject and subordinate
          -------------
to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein which is now existing or hereafter executed or recorded ("Encumbrance"); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) Business Days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Property is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease.

     20.2 Mortgagee Protection.  Tenant agrees to give any holder of any
          --------------------
Encumbrance covering any part of the Property ("Mortgagee"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise)of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

21.  ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

     21.1 Estoppel Certificates.  Within ten (10) Business Days after written
          ---------------------
request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord. a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent. whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Tenant irrevocably constitutes, appoints and authorizes Landlord as Tenant's special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Tenant fails timely to execute and deliver such certificate as provided above. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to rely upon any such certificate. If Tenant fails to deliver such certificate within ten
(10) days after Landlord's second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Property or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificate.

     21.2 Financial Statements.  Within ten (10) days after written request
          --------------------
therefor, but not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant (and of each guarantor of Tenant's obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant's normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee.

22. NOTICES. Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by messenger or courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, addressed to the other party at the party's address for notices set forth in the Basic Lease Information. Any notice required pursuant to any Laws may be incorporated into, given concurrently with or given separately from any notice required under this Lease. Notices shall be deemed to have been given and be effective on the earlier of(a) receipt (or refusal of delivery or receipt); or (b) one (1) day after acceptance by the independent service for delivery, if sent by independent messenger or courier service, or three (3) days after mailing if sent by mail in accordance with this Section. Either party may change its address for notices hereunder, effective fifteen (15) days after notice to the other party complying with this Section. If tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section.

23. ATTORNEYS' FEES. In the event of any dispute between Landlord and Tenant in any way related to this Lease, and whether involving contract and/or tort claims, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment (collectively, "Fees"). The "prevailing party" shall be determined based upon an assessment of which party's major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party's major arguments or positions on major disputed issues. Any Fees incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment. The Fees shall be deemed an "actual pecuniary loss" within the meaning of Bankruptcy Code Section 365(b)(1)(B), and notwithstanding the foregoing, all Fees incurred by either party in any bankruptcy case filed by or against the other party, from and after the order for relief until this Lease is rejected or assumed in such bankruptcy case, will be "obligations of the debtor" as that phrase is used in Bankruptcy Code Section 365(d)(3).

24. QUIET POSSESSION. Subject to Tenant's full and timely performance of all of Tenant's obligations under this Lease and subject to the terms of this Lease, including Section 20 - Encumbrances, Tenant shall have the quiet possession of the Premises throughout the Term as against any persons or entities lawfully claiming by, through or under Landlord.

25. SECURITY MEASURES. Landlord may, but shall be under no obligation to, implement security measures for the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption; provided, however, that such measures shall be implemented in a way as not to inconvenience tenants of the Building Unreasonably. If landlord uses an access card system, Landlord may require Tenant to pay Landlord a deposit for each after-hours Building access card issued to Tenant, in the amount specified in the Basic Lease Information. Tenant shall be responsible for any loss, theft or breakage of any such cards, which must be returned by Tenant to Landlord upon expiration or earlier termination of the Lease. Landlord may retain the deposit for any card not so returned. Landlord shall at all times have the right to change, alter or reduce any such security services or measures. Tenant shall cooperate and comply with, and cause Tenant's Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant's use or enjoyment of the Premises.

26. FORCE MAJEURE. If either Landlord or Tenant is delayed, interrupted or prevented from performing any of its obligations under this Lease (other than, with respect to Tenant the payment of Base Rent, Additional Rent or any other charge payable by Tenant to Landlord under this lease), including Landlord's obligations under the Construction Rider and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord or Tenant, then the time for performance of the affected obligations of Landlord or Tenant, as the case may be, shall be extended for a period equivalent to the period of such delay, interruption or prevention. The inability to pay money shall in no event constitute force majeure.

27. RULES AND REGULATIONS. Tenant shall be bound by and shall comply with the rules and regulations attached to and made A part of this Lease as Exhibit C to
                                                                   ---------
the extent those rules and regulations are not in conflict with the terms of this Lease, as well as any reasonable rules and regulations hereafter adopted by Landlord for all tenants of the Building, upon notice to Tenant thereof (collectively, the "Building Rules"). Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the Building Rules by any other tenant or other person.

28. LANDLORD'S LIABILITY. THE term "Landlord," as used in this Lease shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the Liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord's obligations or actions under this Lease.

29.  CONSENTS AND APPROVALS.

     29.1   Determination in Good Faith. Wherever the consent, approval,
            ---------------------------
judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the specific provision contained in this Lease providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not to be entitled to monetary damages or to terminate this Lease for such failure.

     29.2   No Liability Imposed on Landlord.  The review and/or approval by
            --------------------------------
Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits or Addenda hereto shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Property, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.

30. WAIVER OF RIGHT TO JURY TRIAL. Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Premises, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.

31. BROKERS. Landlord shall pay the fee or commission of the broker or brokers identified in the Basic Lease Information (the "Broker") in accordance with Landlord's separate written agreement with the Broker, if any. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Lease other than the Broker. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Representatives. Landlord agrees to indemnify and hold Tenant harmless from and against any claim by third parties claiming by, through, or under Landlord for commissions due or alleged to be due in connection with this Lease.

32. RELOCATION OF PREMISES. For the purpose of maintaining an economical and proper distribution of tenants acceptable to Landlord throughout the Project, Landlord shall have the right from time to time, not to exceed two (2) times during the Term, to relocate the Premises within the Project, provided that (a) the rentable and usable area of the new Premises is of equivalent size to the existing Premises, subject to a variation of up to ten percent (10%), (b) the new Premises shall be on the first floor of the Building, (c) Landlord shall pay the cost of providing tenant improvements in the new Premises, which shall be substantially comparable in layout to those in the existing Premises, (d) Landlord shall pay reasonable costs (to the extent such costs are submitted in writing to Landlord and approved in writing by Landlord prior to such move) of moving Tenant's Trade Fixtures and personal property, including cabling and wiring to the new Premises, and (e) any such relocation shall take place only over a week-end. Landlord shall deliver to Tenant written notice of Landlord's election to relocate the Premises, specifying the new location and the amount of rent payable therefor, at least sixty (60) days prior to the date the relocation is to be effective.

33. ENTIRE AGREEMENT. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral, all of which are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Project or this Lease except as expressly set forth herein, and no rights. easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant.

34. MISCELLANEOUS. This Lease may not be amended or modified except by a writing signed by Landlord and Tenant. Subject to Section 14 - Assignment and Subletting and Section 28 - Landlord's Liability, this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstances. This Lease shall be construed and interpreted in accordance with the laws (excluding conflict of laws principles)of the State in which the Building is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party, even if such party drafted the provision in question. When required by the context of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to" the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. If more than one person or entity is identified as Tenant hereunder, the obligations of each and all of them under this Lease shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease.

35. AUTHORITY. If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations. Landlord represents and warrants that (i) Landlord is a validly formed limited liability company which is duly authorized and existing and is qualified to do business in the State of California; (ii) Landlord, and the individuals executing this Lease for Landlord, have the right and authority to enter into this Lease; and (iii) this Lease is binding upon Landlord in accordance with its terms.

     IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:                         LANDLORD:

BLUE MARTINI, LLC               PENINSULA OFFICE PARK
                                ASSOCIATES, L.P.,
                                a California limited partnership

By /s/ Monte Zweben             By:  Peninsula Office Park Investors, LLC
  -------------------------          a California limited liability company
Name: Monte Zweben                   Sole General Partner
     ----------------------
Title: CEO                           By:  Opportunity Capital Partners III,
      ---------------------               LLC a California limited liability
                                          company,

                                          By: /s/ Robert Paratte
                                              -------------------------------
                                              _______________________________
                                              Manager

                                   EXHIBIT A
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 1, 1998
                                    BETWEEN
             PENINSULA OFFICE PARK ASSOCIATES, L.P., AS LANDLORD,
                                      AND
                    BLUE MARTINI, INC., AS TENANT ("LEASE")

                    [DIAGRAM OF THE PREMISES APPEARS HERE]

                                   6,819 RSP
           --------------------------------------------------------
           Peninsula Office Park - 2600 Campus Drive, San Mateo, CA

                               Exhibit A, Page 1

                                   EXHIBIT B
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                         DATED AS OF SEPTEMBER l, 1998
                                    BETWEEN
             PENINSULA OFFICE PARK ASSOCIATES, L.P., AS LANDLORD,
                                      AND
                    BLUE MARTINI, LLC. AS TENANT ("LEASE")

                              CONSTRUCTION RIDER
                              ------------------

     1.   No Work to be Performed by Landlord.  Tenant has inspected and
          -----------------------------------
examined the Premises and has elected to lease the Premises as provided in the Lease on a strictly "AS IS" basis, except that Landlord shall (a) patch walls where necessary, (b) repaint the Premises using Building standard paint, and (c) remove the existing chain link fence within the existing storage. Except for (a) patching walls where necessary, (b) repainting the Premises using Building standard paint, and (c) removing the existing chain link fence in the existing storage room, Landlord shall have no obligation to perform any work to prepare the Premises for use or occupancy by Tenant. Tenant shall be solely responsible for making any alterations or improvements to the Premises required or desired by Tenant, subject to and in accordance with the provisions of Article 6 - Alterations - of the Lease.

     2.   Delivery of Premises.  Landlord shall use reasonable efforts to
          --------------------
deliver possession of the Premises to Tenant on or before the scheduled Commencement Date specified in the Lease. If Landlord is unable for any reason to deliver possession of the Premises to Tenant on or before the scheduled Commencement Date, neither Landlord nor Landlord's representatives shall be liable to Tenant for any damage resulting from the delay in delivering possession to Tenant and the Lease shall remain in full force and effect unless and until it is terminated under the express provisions of this Paragraph. If the Commencement Date has not occurred within two (2) months after the scheduled Commencement Date, either party, by written notice to the other party given within ten (10) days after the expiration of such two (2) month period, may terminate the Lease without any liability to the other party.

     3.   Access to Premises.  Landlord may allow Tenant and Tenant's
          ------------------
Representatives to enter the Premises prior to the Commencement Date to permit Tenant to make the Premises ready for Tenant's use and occupancy; provided, however, that prior to such entry of the Premises, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant's insurance, as described in
Section 11.1 - Tenant's Insurance of the Lease, shall be in effect as of the time of such entry. Such permission may be revoked at any time upon twenty-four
(24) hours' notice. Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry into the Premises by Tenant or Tenant's Representatives.

                               Exhibit B, Page 1

     4.   Ownership of Tenant Improvements.  All Tenant Improvements, whether
          --------------------------------
installed by Landlord or Tenant, shall become a part of the Premises. shall be the property of Landlord and, subject to the provisions of the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease in accordance with the provisions of the Lease.


                                                            INITIALS:

                                                            Landlord   ______
                                                            Tenant     ______

                               Exhibit B, Page 2

                                   EXHIBIT C
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 1, 1998
                                    BETWEEN
              PENINSULA OFFICE PARK ASSOCIATES, L.P., AS LANDLORD,
                                      AND
                    BLUE MARTINI, LLC., AS TENANT ("LEASE")

                                 BUILDING RULES
                                 --------------

     The following Building Rules are additional provisions of the foregoing Lease to which they are attached. The capitalized terms used herein have the same meanings as these terms are given in the Lease.

     1.   Use of Common Areas.  Tenant will not obstruct the sidewalks, halls,
          -------------------
passages, exits, entrances, elevators or stairways of the Building ("Common Areas"), and Tenant will not use the Common Areas for any purpose other than ingress and egress to and from the Premises. The Common Areas, except for the sidewalks, are not open to the general public and Landlord reserves the right to control and prevent access to the Common Areas of any person whose presence, in Landlord's opinion, would be prejudicial to the safety, reputation and interests of the Building and its tenants.

     2.   No Access to Roof.  Tenant has no right of access to the roof of the
          -----------------
Building and will not install, repair or replace any antenna, aerial, aerial wires, fan, air-conditioner or other device on the roof of the Building, without the prior written consent of Landlord. Any such device installed without such written consent is subject to removal at Tenant's expense without notice at any time. In any event Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use, repair, maintenance or removal of such devices on the roof and agrees to indemnify and hold harmless Landlord from any liability, toss, damage, cost or expense, including reasonable attorneys' fees, arising from any activities of Tenant or of Tenant's Representatives on the roof of the Building.

     3.   Signage.  No sign, placard, picture, name, advertisement or notice
          -------
visible from the exterior of the Premises will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Building without the prior written consent of Landlord. Landlord reserves the right to adopt and furnish Tenant with general guidelines relating to signs in or on the Building. All approved signage will be inscribed, painted or affixed at Tenant's expense by a person approved by Landlord, which approval will not be unreasonably withheld.

     4.   Prohibited Uses.  The Premises will not be used for manufacturing,
          ---------------
for the storage of merchandise held for sale to the general public, for lodging or for the sale of goods to the general public. Tenant will not permit any food preparation on the Premises except that Tenant may use Underwriters' Laboratory approved microwave ovens and equipment for brewing coffee, tea, hot chocolate and similar beverages so long as such use is in accordance with ail applicable federal, state and city laws, codes, ordinances, rules and regulations.

                               Exhibit C, Page 1

     5.   Janitorial Services.  Tenant will not employ any person for the
          -------------------
purpose of cleaning the Premises or permit any person to enter the Building for such purpose other than Landlord's janitorial service, except with Landlord's prior written consent. Tenant will not necessitate, and will be liable for the cost of, any undue amount of janitorial labor by reason of Tenant's carelessness in or indifference to the preservation of good order and cleanliness in the Premises. Janitorial service will not be furnished to areas in the Premises on nights when such areas are occupied after 9:30 p.m., unless such service is extended by written agreement to a later hour in specifically designated areas of the Premises.

     6.   Keys and Locks.  Landlord will furnish Tenant, free of charge, two
          --------------
keys to each door or lock in the Premises. Landlord may make a reasonable charge for any additional or replacement keys. Tenant will not duplicate any keys, alter any locks or install any new or additional lock or bolt on any door of its Premises or on any other part of the Building without the prior written consent of Landlord and, in any event, Tenant will provide Landlord with a key for any such lock. On the termination of the Lease, Tenant will deliver to Landlord all keys to any locks or doors in the Building which have been obtained by Tenant.

     7.   Freight.  Upon not less than twenty-four hours prior notice to
          -------
Landlord, which notice may be oral, an elevator will be made available for Tenant's use for transportation of freight, subject to such scheduling as Landlord in its discretion deems appropriate. Tenant shall not transport freight in loads exceeding the weight limitations of such elevator. Landlord reserves the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building, and no property will be received in the Building or carried up or down the freight elevator or stairs except during such hours and along such routes and by such persons as may be designated by Landlord. Landlord reserves the right to require that heavy objects will stand on wood strips of such length and thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and Tenant will be liable for all damage or injuries caused by moving or maintaining such property.

     8.   Nuisances and Dangerous Substances.  Tenant will not conduct itself or
          ----------------------------------
permit Tenant's Representatives or Visitors to conduct themselves, in the Premises or anywhere on or in the Property in a manner which is offensive or unduly annoying to any other Tenant or Landlord's property managers. Tenant will not install or operate any phonograph, radio receiver, musical instrument, or television or other similar device in any part of the Common Areas and shall not operate any such device installed in the Premises in such manner as to disturb or annoy other tenants of the Building. Tenant will not use or keep in the Premises or the Property any kerosene, gasoline or other combustible fluid or material other than limited quantities thereof reasonably necessary for the maintenance of office equipment, or, without Landlord's prior written approval, use any method of heating or air conditioning other than that supplied by Landlord. Tenant will not use or keep any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein. Tenant will not bring or keep any, animals in or about the Premises or the Property.

                               Exhibit C, Page 2

     9.   Building Name and Address.  Without Landlord's prior written consent,
          -------------------------
Tenant will not use the name of the Building in connection with or in promoting or advertising Tenant's business except as Tenant's address.

     10.  Building Directory.  A directory for the Building will be provided
          ------------------
for the display of the name and location of tenants. Landlord reserves the right to approve any additional names Tenant desires to place in the directory and, if so approved, Landlord may assess a reasonable charge for adding such additional names.

     11.  Window Coverings.  No curtains, draperies, blinds, shutters, shades,
          ----------------
awnings, screens or other coverings, window ventilators, hangings, decorations or similar equipment shall be attached to, hung or placed in, or used in or with any window of the Building without the prior written consent of Landlord, and Landlord shall have the right to control all lighting within the Premises that may be visible from the exterior of the Building.

     12.  Floor Coverings.  Tenant will not lay or otherwise affix linoleum,
          ---------------
tile, carpet or any other floor covering to the floor of the Premises in any manner except as approved in writing by Landlord. Tenant will be liable for the cost of repair of any damage resulting from the violation of this rule or the removal of any floor covering by Tenant or its contractors, employees or invitees.

     13.  Wiring and Cabling Installations.  Landlord will direct Tenant's
          --------------------------------
electricians and other vendors as to where and how data, telephone, and electrical wires and cables are to be installed. No boring or cutting for wires or cables will be allowed without the prior written consent of Landlord. The location of burglar alarms, smoke detectors, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Landlord.

     14.  Office Closing; Procedures.  Tenant will see that the doors of the
          --------------------------
Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or its employees leave the Premises, so as to prevent waste or damage. Tenant will be liable for all damage or injuries sustained by other tenants or occupants of the Building or Landlord resulting from Tenant's carelessness in this regard or violation of this rule. Tenant will keep the doors to the Building corridors closed at all times except for ingress and egress.

     15.  Plumbing Facilities.  The toilet rooms, toilets, urinals, wash bowls
          -------------------
and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein. Tenant will be liable for any breakage, stoppage or damage resulting from the violation of this rule by Tenant, its employees or invitees.

     16.  Use of Hand Trucks.  Tenant will not use or permit to be used in the
          ------------------
Premises or in the Common Areas any hand trucks, carts or dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve.

     17.  Refuse.  Tenant shall store all Tenant's trash and garbage within the
          ------
Premises or in other facilities designated By Landlord for such purpose. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary

                               Exhibit C, Page 3
manner of removing and disposing of trash and garbage in the city in which the Building is located without being in violation of any law or ordinance governing such disposal. All trash and garbage removal shall be made in accordance with directions issued from time to time by Landlord, only through such Common Areas provided for such purposes and at such times as Landlord may designate. Tenant shall comply with the requirements of any recycling program adopted by Landlord for the Building.

     18.  Soliciting.  Canvassing, peddling, soliciting and distribution of
          ----------
handbills or any other written materials in the Building are prohibited, and Tenant will cooperate to prevent the same.

     19.  Parking.  Tenant will use, and cause Tenant's Representatives and
          -------
Visitors to use, any parking spaces to which Tenant is entitled under the Lease in a manner consistent with Landlord's directional signs and markings in the Parking Facility. Specifically, but without limitation, Tenant will not park, or permit Tenant's Representatives or Visitors to park, in a manner that impedes access to and from the Building or the Parking Facility or that violates space reservations for handicapped drivers registered as such with the California Department of Motor Vehicles. Landlord may use such reasonable means as may be necessary to enforce the directional signs and markings in the Parking Facility, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of non-compliance with such parking regulations.

     20.  Fire, Security and Safety Regulations.  Tenant will comply with all
          -------------------------------------
safety, security, fire protection and evacuation measures and procedures established by Landlord or any governmental agency.

     21.  Responsibility for Theft.  Tenant assumes any and all responsibility
          ------------------------
for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     22.  Sales and Auctions. Tenant will not conduct or permit to be conducted
          ------------------
any sale by auction in, upon or from the Premises or elsewhere in the Property, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

     23.  Waiver of Rules.  Landlord may waive any one or more of these Building
          ---------------
Rules for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such Building Rules in favor of any other tenant or tenants nor prevent Landlord from thereafter enforcing these Building Rules against any or all of the tenants of the Building.

     24.  Effect on Lease.  These Building Rules are in addition to, and shall
          ---------------
not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Violation of these Building Rules constitutes a failure to fully perform the provisions of the Lease, as referred to in Section 15.1 - "Events of Default".

     25.  Non-Discriminatory Enforcement.  Subject to the provisions of the
          ------------------------------
Lease (and the provisions of other leases with respect to other tenants), Landlord shall use reasonable efforts to

                               Exhibit C, Page 4
enforce these Building Rules in a non-discriminatory manner, but in no event shall Landlord have any liability for any failure or refusal to do so (and Tenant's sole and exclusive remedy for any such failure or refusal shall be injunctive relief preventing Landlord from enforcing any of the Building Rules against Tenant in a manner that discriminates against Tenant).

     26.  Additional and Amended Rules.  Landlord reserves the right to rescind
          ----------------------------
or amend these Building Rules and/or adopt any other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.


                                                       INITIALS:

                                                       Landlord   ______
                                                       Tenant     ______

                               Exhibit C, Page 5

                                   EXHIBIT D

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 1, 1998
                                    BETWEEN
             PENINSULA OFFICE PARK ASSOCIATES, L.P., AS LANDLORD,
                                      AND
                    BLUE MARTINI, LLC. AS TENANT ("LEASE")

                          ADDITIONAL PROVISIONS RIDER
                          ---------------------------

36.  PARKING.

     (a) Tenant's Parking Rights.  Landlord shall provide Tenant, on an
         -----------------------
unassigned and non-exclusive basis, for use by Tenant and Tenant's Representatives and Visitors, at the users' sole risk, twenty (20) parking spaces in the Parking Facility. If Tenant leases additional office space pursuant to this Lease, Landlord shall provide Tenant, also on an unassigned, non-exclusive and unlabelled basis, one (1) additional parking space in the Parking Facility for each three hundred thirty-three (333) rentable square feet of additional office space leased to Tenant. The parking spaces to be made available to Tenant hereunder may contain a reasonable mix of spaces for compact cars and up to ten percent (10%) of the unassigned spaces may also be designated by Landlord as Building visitors' parking.

     (b) Availability of Parking Spaces.  Landlord shall take reasonable actions
         ------------------------------
to ensure the availability of the parking spaces leased by Tenant, but Landlord does not guarantee the availability of those spaces at all times against the actions of other tenants of the Building and users of the Parking Facility. Access to the Parking Facility may, at Landlord's option, be regulated by card, pass, bumper sticker, decal or other appropriate identification issued by Landlord. Landlord retains the right to revoke the parking privileges of any user of the Parking Facility who violates the rules and regulations governing use of the Parking Facility (and Tenant shall be responsible for causing any employee of Tenant or other person using parking spaces allocated to Tenant to comply with all parking rules and regulations).

     (c) Assignment and Subletting.  Notwithstanding any other provision of the
         -------------------------
Lease to the contrary, Tenant shall not assign its rights to the parking spaces or any interest therein, or sublease or otherwise allow the use of all or any part of the parking spaces to or by any other person, except with Landlord's prior written consent, which may be granted or withheld by Landlord in its sole discretion. In the event of any separate assignment or sublease of parking space rights that is approved by Landlord, Landlord shall be entitled to receive, as additional Rent hereunder, one hundred percent (100%) of any profit received by Tenant in connection with such assignment or sublease.

     (d) Condemnation, Damage or Destruction.  In the event the Parking Facility
         -----------------------------------
is the subject of a Condemnation, or is damaged or destroyed, and this Lease is not terminated, and if in such event the available number of parking spaces in the Parking Facility is permanently reduced, then Tenant's rights to use parking spaces hereunder may, at the election of Landlord,

                               Exhibit D, Page 1
thereafter be reduced in proportion to the reduction of the total number of parking spaces in the Parking Facility. In such event, Landlord reserves the right to reduce the number of parking spaces to which Tenant is entitled or to relocate some or all of the parking spaces to which Tenant is entitled to other areas in the Parking Facility.

                                                       INITIALS:

                                                       Landlord   ______
                                                       Tenant     /s/ MZ
                                                                  ------

                               Exhibit D, Page 2

                           FIRST AMENDMENT TO LEASE
                           ------------------------


     This First Amendment to Lease (the "Agreement") is made and entered into as of May 12, 1999 by and between PENINSULA OFFICE PARK ASSOCIATES, L.P., a California limited partnership ("Landlord") and BLUE MARTINI, INC., a California limited liability company ("Tenant").


                                    Recitals
                                    --------


     A. Landlord and Tenant entered into a Lease Agreement dated September 1, 1998 (the "Lease") by which Tenant leases from Landlord Suite 175 (the "Existing Premises") containing approximately 6,819 rentable square feet on the first floor of the building known as Peninsula Office Park 6 located at 2600 Campus Drive, San Mateo, California (the "Building"). Capitalized terms not otherwise defined in this Agreement shall have the meaning given them in the Lease.

     B. The Term of the Lease is scheduled to expire September 30, 2003 (the "Expiration Date").

     C. Landlord and Tenant desire to amend the Lease to provide for (i) Tenant to lease Suite 180 (the "Expansion Premises") containing approximately 5,108 rentable square feet on the first floor of the Building, and (ii) an extension of the Term of the Lease, all upon and subject to the terms and conditions set forth in this Agreement. The approximate configuration and location of the Expansion Premises is shown on Exhibit A attached hereto.

     NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1  Leasing.  Landlord leases to Tenant and Tenant leases from Landlord the
   -------
   Expansion Premises commencing on the date (the "Expansion Premises Commencement Date," also referred to as "EPCD") which is the earlier of (a) twenty (20) days after the date Landlord delivers possession of the Expansion Premises to Tenant after Landlord has obtained possession of the Expansion Premises from the Existing Tenant, or (b) the date upon which Tenant, with Landlord's written permission, actually occupies and conducts business in any portion of the Expansion Premises, and continuing until the Expiration Date (as hereinafter amended). Commencing on the Expansion Premises Commencement Date and continuing through the Term, as extended herein, the Expansion Premises shall be included in the "Premises" for all purposes under the Lease (and the "Premises" shall consist of both the Original Premises and the Expansion Premises, totaling approximately 11,927 rentable square feet).

2  Existing Tenant.  The Expansion Premises are occupied by a tenant (the
   ---------------
   "Existing Tenant") pursuant to a lease which expires June 30, 1999. Landlord agrees to use good faith efforts to obtain possession of the Expansion Premises from the Existing Tenant upon expiration of the lease with the Existing Tenant, but shall not be liable for any claims, damages or liabilities if the Existing Tenant does not vacate the Expansion Premises upon expiration of the term of its lease, and Landlord is unable to deliver possession of the Expansion Premises to Tenant upon expiration of the lease with the Existing Tenant.

3  Term and Expiration Date.  The Term of the Lease is hereby extended by
   -------------------------
   approximately ten (10) calendar months to be sixty (60) full calendar months following the Expansion Premises Commencement Date. The Expiration Date shall be the last day of the sixtieth (60th) calendar month following the Expansion Premises Commencement Date.

4  Condition of Expansion Premises.  Tenant hereby accepts the Expansion
   --------------------------------
   Premises in their existing "AS IS" condition, agrees that the Expansion Premises is in good and tenantable condition, and acknowledges that Landlord has no obligation to improve or alter the Expansion Premises. Any Alterations Tenant makes to the Expansion Premises shall be made only in accordance with the provisions of Section 6 of the Lease. Tenant shall contract with Commercial Interior Contractors ("CIC") to construct any Alterations desired by Tenant in the Expansion Premises. Tenant acknowledges and agrees that CIC is an affiliate of Landlord. Landlord shall contribute up to $5.00 per rentable square foot in the Expansion Premises (the "Allowance") toward the cost of the design (including preparation of space plans and construction documents), construction and installation of the Alterations. The balance, if any, of the cost of the Alterations ("Additional Cost"), including, but not limited to, customary and reasonable usual markups for overhead, supervision and profit, shall be paid by Tenant to CIC. Upon completion of the Alterations, and upon Tenant presenting evidence to Landlord that the Alterations have been completed, and that Tenant has paid the Additional Cost to CIC, Landlord shall pay the Allowance to CIC.

5  Base Rent for Expansion Premises.  In addition to the Base Rent payable by
   ---------------------------------
   Tenant for the Existing Premises, Tenant shall pay the following Base Rent for the Expansion Premises:

          Months                       Base Rent
          ------                       ---------

          EPCD - 12/31/99:             $3.20 per rentable square foot per month
          01/01/00 - 12/31/00:         $3.40 per rentable square foot per month
          01/01/01 - 12/31/01:         $3.50 per rentable square foot per month
          01/01/02 - 12/31/02:         $3.60 per rentable square foot per month
          01/01/03 - 12/31/03:         $3.70 per rentable square foot per month
          01/01/04 - Expiration Date:  $3.80 per rentable square foot per month

6.  Base Rent for Existing Premises.  Tenant shall pay Base Rent for the
    --------------------------------
    Existing Premises through September 30, 2003 in accordance with the provisions of the Lease. Commencing October 1, 2003 and continuing until the Expiration Date Tenant shall pay $3.80 per rentable square foot per month as Base Rent for the Existing Premises.

7.  Base Year and Tenant's Share.  Effective on the Expansion Premises
    -----------------------------
    Commencement Date the Base Year for the Premises shall be calendar year 1999. From and after the Expansion Premises Commencement Date Tenant's Share shall be 20.12%.

8.  Additional Security Deposit.  Upon execution and delivery of this Agreement
    ----------------------------
    to by Tenant to Landlord, Tenant shall deposit with Landlord the sum of $16,345.60 to be held by Landlord as a Security Deposit, in addition to the existing Security Deposit, in accordance with the provisions of Section 4 of the Lease.

9.  Sign on Existing Monument.  So long as Blue Martini, Inc. has not assigned
    -------------------------
    this Lease or sublet any of the Premises (it being intended that all rights pursuant to this provision are and shall be personal to the original Tenant under this Lease and shall not be transferable or exercisable for the benefit of any Transferee), and so long as Blue Martini, Inc. occupies at least 11,927 rentable square feet in the Building, Blue Martini, Inc. shall have the right to install and maintain in a first class condition a sign on the existing sign monument located adjacent to the Building, for no additional rent, subject to governmental approval of a separate signage application and subject to review and approval by Landlord, in Landlord's sole discretion, of the size, design, materials, color, illumination, and all other aspects of any proposed sign. All costs and expenses of processing governmental applications, permits, construction, installation and maintenance of Tenant's sign shall be borne by Tenant.

10.  Broker.  Tenant warrants and represents to Landlord that in the negotiating
     -------
     or making of this Agreement neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Agreement. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Representatives. Landlord agrees to indemnify and hold Tenant harmless from and against any claim by third parties claiming by, through, or under Landlord for commissions due or alleged to be due in connection with this Agreement.

11.  Ratification of Lease.  The Lease, as modified by this Agreement, remains
     ----------------------
     in full force and effect, and Landlord and Tenant ratify the same. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

         If Tenant is a corporation or a partnership, each of the persons executing this Agreement on behalf of Tenant warrants and represents that Tenant is a duly authorized and existing entity that Tenant has full right and authority to enter into this Agreement and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind

Tenant to this Agreement. Tenant shall provide Landlord, upon request, with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

     Except as herein amended, the Lease remains unchanged and is in full force and effect in accordance with the terms and provisions contained therein.

     This First Amendment is hereby executed and delivered in multiple counterparts, each of which shall have the force and effect of an original.

LANDLORD:                                                 TENANT:
PENINSULA OFFICE PARK ASSOCIATES, L.P.,                   BLUE MARTINI, INC.,
a California limited partnership                          a California limited liability company

By:  CORNERSTONE HOLDINGS, INC.,                             By:  /s/ Monte Zweben
     Delaware limited liability company,                        ---------------------------
     general partner                                            Name:______________________
                                                               Title:______________________

By: /s/ Robert Paratte                                         By:
   --------------------------                                     --------------------------
Name: Robert Paratte                                           Name:
     ------------------------                                       ------------------------
Title:                                                         Title:
      -----------------------                                        -----------------------

                                   EXHIBIT A
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                            FIRST AMENDMENT TO LEASE
                            DATED AS OF MAY 12, 1999
                                    BETWEEN
              PENINSULA OFFICE PARK ASSOCIATES, L.P., AS LANDLORD,
                                      AND
                  BLUE MARTINI, INC.., AS TENANT ("AGREEMENT")


                             THE EXPANSION PREMISES
                             ----------------------



                          [Floor plan showing location
                    and configuration of Expansion Premises
                                to be inserted.]



                                                   INITIALS:

                                                   Landlord  ______
                                                   Tenant    MZ
                                                             ------

                           SECOND AMENDMENT TO LEASE
                           -------------------------


     This Second Amendment to Lease (the "Agreement") is made and entered into as of August 5, 1999 by and between PENINSULA OFFICE PARK ASSOCIATES, L.P., a California limited partnership ("Landlord") and BLUE MARTINI, INC., a California corporation ("Tenant").

                                    Recitals
                                    --------

     A. Landlord and Tenant entered into a Lease Agreement (the "Original Lease") dated September 1, 1998 and a First Amendment to Lease (the "First Amendment") dated as of May 12, 1999 (as so amended, the "Amended Lease").
Under the terms of the Amended Lease, Tenant leases from Landlord Suite 175 (the "Initial Premises") containing approximately 6,819 rentable square feet on the first floor and Suite 180 (the "First Expansion Premises") containing approximately 5,108 rentable square feet on the first floor of the of the building known as Peninsula Office Park 6 located at 2600 Campus Drive, San Mateo, California (the "Building"). As of the date of this Agreement the Premises contain approximately 11,927 rentable square feet, consisting of the Initial Premises and the First Expansion Premises (together, the "Existing Premises").

     B. The Term of the Amended Lease is scheduled to expire June 30, 2004 (the "Expiration Date").

     C.  Landlord and Tenant desire to amend the Amended Lease to provide for
(i) Tenant to lease Suite 280 (the "Second Expansion Premises") containing approximately 7,370 rentable square feet on the second floor of the Building,
(ii) an extension of the Term, and (iii) to make certain other changes in the Amended Lease, all upon and subject to the terms and conditions set forth in this Agreement. The approximate configuration and location of the Second Expansion Premises is shown on Exhibit A attached hereto.

     NOW THEREFORE, in consideration of the foregoing recitals, and mutual agreements contained herein, the parties hereto agree as follows:

1.  Capitalized Terms.  All capitalized terms not otherwise defined in this
    ------------------
    Agreement shall have the meaning given them in the Amended Lease.

2.  Definition of Lease.  The Amended Lease, as further amended by this
    --------------------
    Agreement, is herein called the "Lease."

3.  Leasing of Second Expansion Premises.  Landlord leases to Tenant and Tenant
    -------------------------------------
    leases from Landlord the Second Expansion Premises commencing on September 1, 1999 (the "Second Expansion Premises Commencement Date"). Commencing on the Second Expansion Premises Commencement Date and continuing through the Term, as extended herein, the Second Expansion Premises shall be included in the "Premises" for all purposes under the Lease (and the "Premises" shall consist of both the Existing Premises and the Second Expansion Premises, totaling approximately 19,297 rentable square feet).

4.  Existing Tenant.  The Second Expansion Premises are occupied by a tenant
    ----------------
    (the "Existing Tenant") pursuant to a lease which expires December 31, 1999. Landlord agrees to use good faith efforts to enter into a lease termination agreement with the Existing Tenant and to deliver possession of the Second Expansion Premises to Tenant on the Second Expansion Premises Commencement Date, but Landlord shall not be liable for any claims, damages or liabilities if Landlord does not enter into a lease termination agreement for the Second Expansion Premises with the Existing Tenant, and Landlord is unable to deliver possession of the Second Expansion Premises to Tenant prior to the Second Expansion Premises Commencement Date.

5.  Term and Expiration Date.  The Term of the Lease is hereby extended by
    -------------------------
    approximately two (2) calendar months to be sixty (60) full calendar months following the Second Expansion Premises Commencement Date. The Expiration Date shall August 31, 2004 (the revised "Expiration Date").

6.  Condition of Second Expansion Premises.  Tenant hereby accepts the Second
    ---------------------------------------
    Expansion Premises in their existing "AS IS" condition, agrees that the Second Expansion Premises is in good and tenantable condition, and acknowledges that Landlord has no obligation to improve or alter the Second Expansion Premises. Any Alterations Tenant makes to the Second Expansion Premises shall be made only in accordance with the provisions of Section 6 of the Original Lease. Tenant shall contract with Commercial Interior Contractors ("CIC") to construct any Alterations desired by Tenant in the Second Expansion Premises. Tenant acknowledges and agrees that CIC is an affiliate of Landlord. Landlord shall contribute up to $8.00 per rentable square foot in the Second Expansion Premises (the "Allowance") toward the cost of the design (including preparation of space plans and construction documents), construction and installation of the Alterations (which may be used for Alterations in the Existing Premises). The balance, if any, of the cost of the Alterations ("Additional Cost"), including, but not limited to, customary and reasonable usual markups for overhead, supervision and profit, shall be paid by Tenant to CIC. Upon completion of the Alterations, and upon Tenant presenting evidence to Landlord that the Alterations have been completed, and that Tenant has paid the Additional Cost to CIC, Landlord shall pay the Allowance to CIC.

7.  Base Rent for Second Expansion Premises.  In addition to the Base Rent
    ----------------------------------------
    payable by Tenant for the Existing Premises, Tenant shall pay the following Base Rent for the Expansion Premises:

     Months        Base Rent
     ------        ---------

     09/01/99 - 12/31/99: $3.20 per rentable square foot per month 01/01/00 - 12/31/00: $3.45 per rentable square foot per month 01/01/01 - 12/31/01: $3.65 per rentable square foot per month 01/01/02 - 12/31/02: $3.75 per rentable square foot per month 01/01/03 - 08/31/04: $3.85 per rentable square foot per month

8.  Base Rent for Existing Premises.  Tenant shall pay Base Rent for the
    --------------------------------
    Existing Premises through June 30, 2004 in accordance with the provisions of the Amended Lease. Commencing July 1, 2004 and continuing until the Expiration Date Tenant shall pay $3.85 per rentable square foot per month as Base Rent for the Existing Premises.

9.  Base Year and Tenant's Share.  The Base Year for the Second Expansion
    -----------------------------
    Premises shall be calendar year 1999. From and after the Second Expansion Premises Commencement Date Tenant's Share shall be 32.55%.

10.  Amendment of Section 4 of the Original Lease and Additional Security
     --------------------------------------------------------------------
     Deposit. Effective as of the date of this Agreement, Section 4 of the
     -------
     Original Lease is hereby deleted in its entirety and replaced with the following:

         "4. SECURITY DEPOSIT. On execution of this Agreement, Tenant shall deposit with Landlord the letter of credit identified in Paragraph 12 below and Landlord shall hold the cash amount specified in Paragraph 11 below as the Security Deposit (collectively, the "Security Deposit", which term shall include amounts drawn on the letter of credit), as security for the performance of Tenant's obligations under this Lease. Landlord may (but shall have no obligation to) use the Security Deposit or any portion thereof to cure any breach or default by Tenant under the Lease, to fulfill any of Tenant's obligations under the Lease, or to compensate Landlord for any damage it incurs as a result of Tenant's failure to perform any of Tenant's obligations under the Lease. In such event, Tenant shall pay to Landlord on demand an amount sufficient to replenish the Security Deposit to the full amount of the cash specified in the Basic Lease Information and the applicable Face Amount (defined in Section 12 below) of the letter of credit. If at the expiration or termination of this Lease, Tenant is not in default, has otherwise fully performed all of Tenant's obligations under this Lease, and there are no outstanding Claims (defined in Section 10.1 of the Original Lease, and including all existing and potential Claims) for which Tenant is responsible, Landlord shall return to Tenant the Security Deposit or the balance thereof then held by Landlord and not applied as provided above. Landlord may commingle the Security Deposit with Landlord's general and other funds. Landlord shall not be required to pay interest on the Security Deposit to Tenant. Tenant acknowledges that Landlord has agreed to accept a letter of credit in lieu of an additional cash deposit as an accommodation to Tenant and Tenant agrees that the letter of credit and all amounts drawn thereunder shall be treated for all purposes under this Lease as if a cash deposit had been tendered to Landlord upon the execution of this Lease."

11.  Amount of Cash Security Deposit.  As of the date of this Agreement Landlord
     --------------------------------
     is holding a cash Security Deposit totaling $167,727.40 (the "Existing Security Deposit"). Upon Tenant's delivery of the L/C described in Paragraph 12 below, in the Face Amount shown in Paragraph 12 below, (a) Landlord shall continue to hold the sum of $65,620.00 as the cash portion of the Security Deposit, and (b) Landlord shall refund to Tenant the sum of $102,107.40 out of such existing Security Deposit.

12.  Letter of Credit.
     -----------------

         (a) Upon execution of this Agreement, Tenant shall deliver to Landlord an unconditional, irrevocable, transferable and negotiable standby letter of credit (the "L/C") in an amount equal to $182,107.40 ("Face Amount"), issued by a bank or trust company ("Issuer") and in form and content acceptable to Landlord, in its sole and absolute discretion, as additional security for the performance of Tenant's obligations under this Lease. An L/C in the form attached hereto as Exhibit B is hereby approved
                                                  ---------
     by Landlord. The L/C shall name Landlord as beneficiary thereunder and provide that draws, including partial draws, at Landlord's election, will be honored upon the delivery to the Issuer of a certificate signed by Landlord, or its authorized agent, that Tenant has failed to perform its obligations under the Lease. The L/C shall also provide that it will be automatically extended upon each renewal date unless the Issuer thereof delivers to Landlord, no later than forty-five (45) days prior to the stated expiration date of the L/C, written notice of Issuer's intent not to extend or renew the L/C. During any period that Tenant is required to maintain the L/C, Tenant shall, at least thirty (30) days prior to any expiration or termination of the L/C, provide Landlord either with written confirmation that the existing L/C will be automatically extended and renewed or with a new L/C that satisfies all of the requirements for the L/C in this Paragraph 12. In addition, upon a proposed sale or other transfer of any interest in the Building, the Land, this Lease or Landlord (including consolidations, mergers, or other entity changes), Tenant, at its sole cost and expense and upon ten (10) Business Days' notice, shall, concurrent with Landlord's delivery to Tenant of the then outstanding L/C, deliver to any such transferees, successors, or assigns a replacement L/C on identical terms (except for the stated beneficiary) from the same Issuer or another bank or trust company acceptable to Landlord, in Landlord's sole discretion, naming the new landlord as the beneficiary thereof. Tenant's failure to perform or observe any of the covenants set forth in this Paragraph 12 for any reason shall entitle Landlord to draw on the full amount of the L/C and shall constitute an Event of Default under this Lease without the requirement of any notice from Landlord. Any amount(s) drawn under the L/C shall be held or used by Landlord in accordance with the terms of Section 4 of the Lease.

         (b) If as of the first (1st), second (2nd), third (3rd) and fourth
     (4th) anniversary dates following the Second Expansion Premises Commencement Date, (i) no prior or current Event of Default has occurred, and no event or condition exists or has occurred which with the passage of time or delivery of notice by Landlord, or both, would constitute an Event of Default, and (ii) Tenant has delivered to Landlord, on or before such anniversary dates, audited financial statements prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant's chief financial officer as being complete and accurate which confirm that Tenant has achieved and sustained positive net earnings for each of the four consecutive calendar quarters immediately preceding each applicable anniversary date, the Face Amount of the L/C may be immediately reduced to (A) $145,685.92 on the first (1st) anniversary date of the Second Expansion Premises Commencement Date, (B) $109,264.41 on the second
     (2nd) anniversary date of the Second Expansion Premises Commencement Date,
     (C) $72,842.92 on the third (3rd) anniversary date of the Second Expansion Premises Commencement Date, and (D) $36,421.48 on the fourth (4th) anniversary date of the Second Expansion Premises Commencement Date, as applicable (the "L/C Burnoff")..

13.  Broker.  Tenant warrants and represents to Landlord that in the negotiating
     ------
     or making of this Agreement neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Agreement. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Representatives. Landlord agrees to indemnify and hold Tenant harmless from and against any claim by third parties claiming by, through, or under Landlord for commissions due or alleged to be due in connection with this Agreement.

14.  Ratification of Amended Lease.  The Amended Lease, as modified by this
     ------------------------------
     Agreement, remains in full force and effect, and Landlord and Tenant ratify the same. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.


         If Tenant is a corporation or a partnership, each of the persons executing this Agreement on behalf of Tenant warrants and represents that Tenant is a duly authorized and existing entity that Tenant has full right and authority to enter into this Agreement and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Agreement. Tenant shall provide Landlord, upon request, with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

         Except as herein amended, the Amended Lease remains unchanged and is in full force and effect in accordance with the terms and provisions contained therein.

         This Second Amendment is hereby executed and delivered in multiple counterparts, each of which shall have the force and effect of an original.

LANDLORD:                                                    TENANT:
PENINSULA OFFICE PARK ASSOCIATES, L.P.,                      BLUE MARTINI, INC.,
a California limited partnership                             a California corporation

By:  CORNERSTONE HOLDINGS, INC.,                             By: /s/ Monte Zweben
     a Delaware limited liability company,                      --------------------------
     general partner                                            Name: Monte Zweben
                                                                     ----------------------
                                                                Title: CEO
                                                                      ---------------------
     By: /s/ Robert Paratte                                  By:
        ---------------------------                             ---------------------------
     Name: Robert Paratte                                    Name:
          -------------------------                               -------------------------
     Title:                                                  Title:
           ------------------------                                ------------------------

                                   EXHIBIT A
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                           SECOND AMENDMENT TO LEASE
                           DATED AS OF AUGUST 5, 1999
                                    BETWEEN
              PENINSULA OFFICE PARK ASSOCIATES, L.P., AS LANDLORD,
                                      AND
                  BLUE MARTINI, INC.., AS TENANT ("AGREEMENT")


                         THE SECOND EXPANSION PREMISES
                         -----------------------------



                          [Floor plan showing location
                 and configuration of Second Expansion Premises
                                to be inserted.]



                                                   INITIALS:

                                                   Landlord  ______
                                                   Tenant    ______

                           THIRD AMENDMENT TO LEASE
                           ------------------------


     This Third Amendment to Lease (the "Agreement") is made and entered into as of January 11, 2000 by and between PENINSULA OFFICE PARK ASSOCIATES, L.P., a California limited partnership ("Landlord") and BLUE MARTINI, INC., a California corporation ("Tenant").

                                    Recitals
                                    --------

     A. Landlord and Tenant entered into a Lease Agreement (the "Original Lease") dated September 1, 1998, a First Amendment to Lease (the "First Amendment") dated as of May 12, 1999, and a Second Amendment to Lease (the "Second Amendment") dated as of August 5, 1999 (as so amended, the "Amended Lease"). Under the terms of the Amended Lease, Tenant leases from Landlord Suite 175 (the "Initial Premises") containing approximately 6,819 rentable square feet on the first floor, Suite 180 (the "First Expansion Premises") containing approximately 5,108 rentable square feet on the first floor, and Suite 280 (the "Second Expansion Premises") containing approximately 7,370 rentable square feet on the second floor of the of the building known as Peninsula Office Park 6 located at 2600 Campus Drive, San Mateo, California (the "Building"). As of the date of this Agreement the Premises contain approximately 19,297 rentable square feet, consisting of the Initial Premises, the First Expansion Premises and Second Expansion Premises (collectively, the "Existing Premises").

     B. The Term of the Amended Lease is scheduled to expire August 31, 2004 (the "Expiration Date").

     C.  Landlord and Tenant desire to amend the Amended Lease to provide for
(i) Tenant to lease Suite 285 (the "Third Expansion Premises") containing approximately 8,342 rentable square feet on the second floor of the Building,
(ii) an extension of the Term, and (iii) to make certain other changes in the Amended Lease, all upon and subject to the terms and conditions set forth in this Agreement. The approximate configuration and location of the Third Expansion Premises is shown on Exhibit A attached hereto.

     NOW THEREFORE, in consideration of the foregoing recitals, and mutual agreements contained herein, the parties hereto agree as follows:

1.  Capitalized Terms.  All capitalized terms not otherwise defined in this
    ------------------
    Agreement shall have the meaning given them in the Amended Lease.

2.  Definition of Lease.  The Amended Lease, as further amended by this
    --------------------
    Agreement, is herein called the "Lease."

3.  Leasing of Third Expansion Premises.  Subject to Landlord obtaining
    ------------------------------------
    possession of the Third Expansion Premises from the Existing Tenant (as defined below), Landlord leases to Tenant and Tenant leases from Landlord the Third Expansion Premises commencing on the date Landlord delivers possession of the Third Expansion Premises to Tenant (herein called either the "Third Expansion Premises Commencement Date" or "TEPCD") after Landlord has (a) obtained possession of the Third Expansion Premises from the Existing Tenant, and (b) constructed the Demising Wall (as defined below). Commencing on the Third Expansion Premises Commencement Date and continuing through the Term, as extended herein, the Third Expansion Premises shall be included in the "Premises" for all purposes under the Lease (and the "Premises" shall consist of both the Existing Premises and the Third Expansion Premises, totaling approximately 27,639 rentable square feet).

4.  Existing Tenant.  As of the date of this Agreement the Third Expansion
    ----------------
    Premises are occupied by a tenant (the "Existing Tenant") pursuant to a lease which expires April 30, 2001. Landlord agrees to use good faith efforts to enter into a partial lease termination agreement with the Existing Tenant and to deliver possession of the Third Expansion Premises to Tenant on or before January 31, 2000 (the "Scheduled Third Expansion Premises Commencement Date"), but Landlord shall not be liable for any claims, damages or liabilities if Landlord does not enter into a partial lease termination agreement for the Third Expansion Premises with the Existing Tenant, and Landlord is unable to deliver possession of the Third Expansion Premises to Tenant prior to the Scheduled Third Expansion Premises Commencement Date. Notwithstanding anything to the contrary contained in this Agreement, if Landlord has not delivered possession of the Third Expansion Premises to Tenant on or before February 29, 2000, then Tenant may terminate this Agreement by written notice to Landlord, such notice of termination to be given, if at all, on or before March 10, 2000. If Tenant terminates this Agreement pursuant to the provisions of the immediately preceding sentence, then the L/C (as defined below) delivered by Tenant to Landlord in connection with this Agreement shall immediately become invalid, and within ten (10) days after Landlord receives such notice from Tenant terminating this Agreement, Landlord shall return to Tenant (a) the original L/C, and (b) all Base Rent paid by Tenant to Landlord under this Agreement.

5.  Term and Expiration Date.  If this Agreement is not terminated pursuant to
    -------------------------
    the provisions of Paragraph 4 above, then the Term of the Lease is hereby extended by approximately five (5) calendar months to be sixty (60) full calendar months following the Third Expansion Premises Commencement Date. The Expiration Date is hereby changed to be January 31, 2005 (the "Revised Expiration Date").

6.  Condition of Third Expansion Premises.  Tenant hereby accepts the Third
    --------------------------------------
    Expansion Premises in their existing "AS IS" condition, agrees that the Third Expansion Premises is in good and tenantable condition, and acknowledges that Landlord has no obligation to improve or alter the Third Expansion Premises. Any Alterations Tenant makes to the Third Expansion Premises shall be made only in accordance with the provisions of Section 6 of the Original Lease. Tenant shall contract with Commercial Interior Contractors ("CIC") to construct any Alterations desired by Tenant in the Third Expansion Premises. The sums charged by CIC for any such Alterations shall be competitive in the marketplace. Tenant acknowledges and agrees that CIC is an affiliate of Landlord. The cost of any Alterations shall be paid by Tenant to CIC.

7.  Demising Wall.  Landlord shall contribute up to $44,000.00 (the "Allowance")
    --------------
    toward the cost of constructing and installing a demising wall (the "Demising Wall") between the Third Expansion Premises and Suite 200 in a good and workmanlike manner using Building standard materials. CIC shall construct such Demising Wall. Unless this Agreement is terminated by Tenant pursuant to the provisions of Paragraph 4 above, then Tenant shall be responsible for all costs in excess of the Allowance ("Additional Costs") to construct and install the Demising Wall. Tenant shall pay any Additional Costs to Landlord within ten (10) Business Days following Tenant's receipt of (a) an invoice for any such Additional Costs, and (b) evidence from Landlord that Landlord has paid to CIC the total costs of constructing and installing the Demising Wall.

8.  Base Rent for Third Expansion Premises.  In addition to the Base Rent
    ---------------------------------------
    payable by Tenant for the Existing Premises, Tenant shall pay the following Base Rent for the Third Expansion Premises:

         Months                  Base Rent
         ------                  ---------

         TEPCD - 01/14/01:       $3.45 per rentable square foot per month
         01/15/01 - 01/14/02: $3.80 per rentable square foot per month 01/15/02 - 01/14/03: $3.90 per rentable square foot per month 01/15/03 - 01/14/04: $4.00 per rentable square foot per month 01/15/04 - 01/31/05: $4.10 per rentable square foot per month

9.  Base Rent for Existing Premises.  Tenant shall pay Base Rent for the
    --------------------------------
    Existing Premises through August 31, 2004 in accordance with the provisions of the Amended Lease. Commencing September 1, 2004 and continuing until the Revised Expiration Date Tenant shall pay $4.10 per month per rentable square foot in the Existing Premises as Base Rent for the Existing Premises.

10.  Base Year and Tenant's Share.  The Base Year for the Third Expansion
     -----------------------------
     Premises shall be calendar year 2000. From and after the Third Expansion Premises Commencement Date Tenant's Share shall be 46.62%.

11.  Letter of Credit.
     -----------------

         (a). Upon execution of this Agreement, Tenant shall deliver to Landlord an unconditional, irrevocable, transferable and negotiable standby letter of credit (the "L/C") in an amount equal to $96,350.10 ("Face Amount"), issued by a bank or trust company ("Issuer") and in form and content acceptable to Landlord, in its sole and absolute discretion, as additional security for the performance of Tenant's obligations under this Lease. An L/C in the form attached hereto as Exhibit B is hereby approved
                                                  ---------
     by Landlord. The L/C shall name Landlord as beneficiary thereunder and provide that draws, including partial draws, at Landlord's election, will be honored upon the delivery to the Issuer of a certificate signed by Landlord, or its authorized agent, that Tenant has failed to perform its obligations under the Lease. The L/C shall also provide that it will be automatically extended upon each renewal date unless the Issuer thereof delivers to Landlord, no later than forty-five (45) days prior to the stated expiration date of the L/C, written notice of Issuer's intent not to extend or renew the L/C. During any period that Tenant is required to maintain the L/C, Tenant shall, at least thirty
     (30) days prior to any expiration or termination of the L/C, provide Landlord either with written confirmation that the existing L/C will be automatically extended and renewed or with a new L/C that satisfies all of the requirements for the L/C in this Paragraph 12. In addition, upon a proposed sale or other transfer of any interest in the Building, the Land, this Lease or Landlord (including consolidations, mergers, or other entity changes), Tenant, at its sole cost and expense and upon ten (10) Business Days' notice, shall, concurrent with Landlord's delivery to Tenant of the then outstanding L/C, deliver to any such transferees, successors, or assigns a replacement L/C on identical terms (except for the stated beneficiary) from the same Issuer or another bank or trust company acceptable to Landlord, in Landlord's sole discretion, naming the new landlord as the beneficiary thereof. Tenant's failure to perform or observe any of the covenants set forth in this Paragraph 12 for any reason shall entitle Landlord to draw on the full amount of the L/C and shall constitute an Event of Default under this Lease without the requirement of any notice from Landlord. Any amount(s) drawn under the L/C shall be held or used by Landlord in accordance with the terms of Section 4 of the Lease.

         (b). If as of the first (1st), second (2nd), third (3rd) and fourth
     (4th) anniversary dates following the Third Expansion Premises Commencement Date, (i) no prior or current Event of Default has occurred, and no event or condition exists or has occurred which with the passage of time or delivery of notice by Landlord, or both, would constitute an Event of Default, and (ii) Tenant has delivered to Landlord, on or before such anniversary dates, audited financial statements prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant's chief financial officer as being complete and accurate which confirm that Tenant has achieved and sustained positive net earnings for each of the four consecutive calendar quarters immediately preceding each applicable anniversary date, the Face Amount of the L/C may be immediately reduced to (A) $77,080.10 on the first (1st) anniversary date of the Third Expansion Premises Commencement Date, (B) $57,810.06 on the second (2nd) anniversary date of the Third Expansion Premises Commencement Date, (C) $38,540.10 on the third (3rd) anniversary date of the Third Expansion Premises Commencement Date, and (D) $19,270.02 on the fourth (4th) anniversary date of the Third Expansion Premises Commencement Date, as applicable (the "L/C Burnoff").

12.  Broker.  Tenant warrants and represents to Landlord that in the negotiating
     -------
     or making of this Agreement neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Agreement. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any broker or finder for a fee or commission based upon any dealings with or statements made by

     Tenant or Tenant's Representatives. Landlord agrees to indemnify and hold Tenant harmless from and against any claim by third parties claiming by, through, or under Landlord for commissions due or alleged to be due in connection with this Agreement.

13.  Ratification of Amended Lease.  The Amended Lease, as modified by this
     ------------------------------
     Agreement, remains in full force and effect, and Landlord and Tenant ratify the same. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.


         If Tenant is a corporation or a partnership, each of the persons executing this Agreement on behalf of Tenant warrants and represents that Tenant is a duly authorized and existing entity that Tenant has full right and authority to enter into this Agreement and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Agreement. Tenant shall provide Landlord, upon request, with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

         Except as herein amended, the Amended Lease remains unchanged and is in full force and effect in accordance with the terms and provisions contained therein.

         This Third Amendment is hereby executed and delivered in multiple counterparts, each of which shall have the force and effect of an original.

LANDLORD:                                                    TENANT:
PENINSULA OFFICE PARK ASSOCIATES, L.P.,                      BLUE MARTINI, INC.,
a California limited partnership                             a California corporation

By:  CORNERSTONE HOLDINGS, INC.,                             By: /s/ Monte Zweben
     a Delaware limited liability company,                      --------------------------
     general partner                                            Name: Monte Zweben
                                                                     ----------------------
                                                                Title: CEO
                                                                      ----------------------

     By: /s/ Robert Paratte                                  By:__________________________
        ------------------------------------                    Name:______________________
     Name: Robert Paratte                                       Title:______________________
          ----------------------------------
     Title: Authorized Signature
           ---------------------------------

(For corporate entities, signature by TWO corporate officers is required: one by (x) the chairman of the board, the president, or any vice president; and the other by (y) the secretary, any assistant secretary, the chief financial officer, or any assistant treasurer.)

                                   EXHIBIT A
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                            THIRD AMENDMENT TO LEASE
                          DATED AS OF JANUARY 11, 2000
                                    BETWEEN
              PENINSULA OFFICE PARK ASSOCIATES, L.P., AS LANDLORD,
                                      AND
                  BLUE MARTINI, INC., AS TENANT ("AGREEMENT")


                          THE THIRD EXPANSION PREMISES
                          ----------------------------



                          [Floor plan showing location
                 and configuration of Third Expansion Premises
                                to be inserted.]



                                                   INITIALS:

                                                   Landlord  AM
                                                             ------
                                                   Tenant    MZ
                                                             ------

                                   EXHIBIT B
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                            THIRD AMENDMENT TO LEASE
                          DATED AS OF JANUARY 11, 2000
                                    BETWEEN
              PENINSULA OFFICE PARK ASSOCIATES, L.P., AS LANDLORD,
                                      AND
                  BLUE MARTINI, INC., AS TENANT ("AGREEMENT")


                         APPROVED LETTER OF CREDIT FORM
                         ------------------------------


[Letterhead of Issuing Bank]
[must be a Bank whose location, credit and practices Landlord has approved]


RE:  IRREVOCABLE COMMERCIAL LETTER OF CREDIT NO. _________

TO:  [Name of project owner] ("Landlord"), ____________________________________
__________________ [Landlord's address]

Gentlemen:

We hereby issue our Irrevocable Commercial Letter of Credit in your favor, for the account of _____________________________ [name of tenant and type of entity (e.g. "ABC Corporation, a California corporation")] ("Tenant"), in the amount of ______________________________ Dollars ($__________). This amount is available to you on presentation of your sight draft drawn upon us referring to the above letter of credit number, date and amount being drawn hereunder, accompanied by the signed statement of you or your authorized agent, Cornerstone Properties Limited Partnership dba Wilson Cornerstone Properties Limited Partnership, that the amount drawn hereunder is being drawn pursuant to the terms of the _______________ [title of lease document (e.g. Office Lease, Lease Agreement, etc.)] dated as of __________, between Tenant, as tenant, and Landlord, as landlord, for certain premises located at _______________

__________________________ (the "Lease").

Any draft presented for payment must be presented on or before ________________ [term should be at least one year], the date this Letter of Credit expires. Partial drawings are permitted.

If you sell or otherwise transfer any interest in the "Building" (as defined in the Lease) [be sure to use the defined terms used in the Lease (e.g. if the building is called the "Property" in the Lease, then use that term here)], in the land upon which the same is located, in the Lease, or in

Landlord (including consolidations, mergers or other entity changes), you shall have the right to transfer this Letter of Credit to your transferee(s), successors or assigns.

We hereby certify that this is an unconditional and irrevocable Letter of Credit and agree that a draft drawn under and in compliance with the terms hereof will be honored upon presentation at our office at _________________________________ [it must be a location easily accessible to us (e.g. no country banks located in some tiny town in the Southeastern corner of Texas].

This Letter of Credit shall automatically be extended and renewed for successive one year periods at the end of the stated expiration date and each anniversary thereof unless we notify you in writing, no later than forty-five (45) days prior to the then applicable expiration date, that we will not extend and renew the Letter of Credit for another one year term.


Except to the extent inconsistent with the express provisions hereof, this Letter of Credit is subject to and governed by Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce publication number 500.

                                             [Name of Bank]



                                             _________________________________
                                             Authorized Signature





                                                              INITIALS:
                                                              Landlord  AM
                                                                        ------
                                                              Tenant    MZ
                                                                        ------